Registration No. 333-49475

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 3

TO
FORM S-6

REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933
OF SECURITIES OF UNIT INVESTMENT TRUSTS
REGISTERED ON FORM N-8B-2

A.	Exact name of Trust:	Massachusetts Mutual Variable Life Separate Account I

B.	Name of Depositor:	Massachusetts Mutual Life Insurance Company

C.	Complete address of	1295 State Street
	Depositor’s principal	Springfield, MA 01111
executive offices:

D.	Name and address of	Ann Lomeli
	Agent for Service	Corporate Secretary
	of Process:	1295 State Street
Springfield, MA 01111

It is proposed that this filing will become effective (check appropriate box)

___	immediately upon filing pursuant to paragraph (b) of Rule 485.
X	on May 1, 2001 pursuant to paragraph (b) of Rule 485.
___	60 days after filing pursuant to paragraph (a)(1) of Rule 485
___	on _________ pursuant to paragraph (a)(1) of Rule 485.
___	this post effective amendment designates a new effective date for a previously filed post effective amendment. Such effective date shall be _________ .

E.	Title of Securities being registered:	Flexible Premium Adjustable Variable Life Insurance Policies

F.	Approximate date of proposed	As soon as practicable after the effective date
	public offering:	of this Registration Statement.

CROSS REFERENCE TO ITEMS REQUIRED
BY FORM N-8B-2

Item No. of		Item No. of
Form N-8B-2	Caption	Form N-8B-2	Caption
1	Cover Page; The Separate Account.	29	Other Information.
2	Cover Page.	30	Other Information.
3	Cover Page.	31	Not Applicable.
4	Sales and Other Agreements.	32	Not Applicable.
5	The Separate Account.	33	Not Applicable.
6	Not Applicable.	34	Not Applicable.
7	Not Applicable.	35	Sales and Other Agreements.
8	Appendix E. Financial Statement.	36	Not Applicable.
9	Legal Proceedings.	37	Not Applicable.
10	Detailed Description of Policy	38	Sales and Other Agreements.
	Features; Investment Options;	39	Sales and Other Agreements.
	Other Policy Information.	40	Sales and Other Agreements.
11	Investment Options.	41	Sales and Other Agreements.
12	Investment Options; Sales and	42	Not Applicable.
	Other Agreements.	43	Sales and Other Agreements.
13	Introduction; Detailed Description	44	The Separate Account.
	of Policy Features.	45	Not Applicable.
14	Detailed description of Policy	46	Account Value and Net Surrender
	Features.		Value; The Separate Account.
15	Premiums; Exhibit 99.A.11.	47	The Separate Account.
16	Introduction; The Separate	48	Not Applicable.
	Account.	49	Not Applicable.
17	Detailed description of Policy	50	Not Applicable.
	Features; Exhibit 99.A.11.	51	Detailed Description of Policy
18	The Separate Account.		Features; Other Policy Information.
19	Other Information.	52	Investment Options.
20	Not Applicable.	53	Federal Income Tax
21	Policy Loan Privilege.		Considerations.
22	Not Applicable.	54	Not Applicable.
23	Bonding Arrangement.	55	Not Applicable.
24	Detailed Description of Policy	56	Not Applicable.
	Features; Other Information;	57	Not Applicable.
	Investment Options.	58	Not Applicable.
25	Other Information.	59	Appendix E.
26	Other Information; The Investment
	Options.
27	Other Information.
28	Appendix D: Directors and
	Executive Officers.

Flexible Premium Adjustable Variable Life Insurance Policy*
Issued by Massachusetts Mutual Life Insurance Company

This prospectus describes a life insurance policy (the “policy”) offered by Massachusetts Mutual Life Insurance Company (“MassMutual”). While the policy is in force, it provides lifetime insurance protection on the Insured named in the policy. It pays a death benefit at the death of the Insured.

In this prospectus, “you” and “your” refer to the Owner of the policy. “We,” “us,” and “our” refer to MassMutual.

The policy provides premium payment and death benefit flexibility. It permits you to vary the frequency and amount of premium payments and to increase or decrease the death benefit. This flexibility allows you to meet changing insurance needs under a single insurance policy.

You may allocate net premiums and account value among the divisions of the Separate Account offered under this policy and a Guaranteed Principal Account (the “GPA”). Each division invests in shares of a designated investment fund. Currently, the funds listed at the right are available under this policy.

You bear the investment risk of any account value allocated to the investment funds. The death benefit may vary, and the net surrender value will vary, depending on the investment performance of the funds.

This policy is not a deposit or obligation of, or guaranteed or endorsed by, any financial institution. It is not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other federal agency. It is also subject to investment risks, including loss of the principal amount invested.

We service the policy at our Administrative Office located at 1295 State Street, Life Customer Service Hub, Springfield, Massachusetts 01111-0001. Our telephone number is 1-800-272-2216. Our Home Office is located in Springfield, Massachusetts. Our Web site is www.massmutual.com.

This prospectus is not an offer to sell the policy in any jurisdiction where it is illegal to offer the policy or to anyone to whom it is illegal to offer the policy.

This policy provides insurance protection. It is not a way to invest in mutual funds. Replacing an existing life insurance policy with this policy may not be to your advantage.

Please read this prospectus and keep it for further reference.

*Title may vary in some jurisdictions.

American Century Variable Portfolios, Inc.
•	American Century’s VP Income & Growth Fund

Deutsche Asset Management VIT Funds
•	Deutsche’s VIT Small Cap Index Fund

Fidelity® Variable Insurance Products Fund II
•	Fidelity’s® VIP II Contrafund® Portfolio (Initial Class)

Goldman Sachs Variable Insurance Trust
•	Goldman Sachs VIT Capital Growth Fund

Janus Aspen Series
•	Janus Aspen’s Capital Appreciation Portfolio
•	Janus Aspen’s Worldwide Growth Portfolio

MML Series Investment Fund
•	MML Blend Fund
•	MML Equity Fund
•	MML Equity Index Fund (Class II)
•	MML Growth Equity Fund
•	MML Managed Bond Fund
•	MML Money Market Fund
•	MML Small Cap Growth Equity Fund
•	MML Small Cap Value Equity Fund

Oppenheimer Variable Account Funds
•	Oppenheimer Aggressive Growth Fund/VA
•	Oppenheimer Bond Fund/VA
•	Oppenheimer Capital Appreciation Fund/VA
•	Oppenheimer Global Securities Fund/VA
•	Oppenheimer High Income Fund/VA
•	Oppenheimer Main Street® Growth & Income Fund/VA
•	Oppenheimer Strategic Bond Fund/VA

T. Rowe Price Equity Series, Inc.
•	T. Rowe Price Mid-Cap Growth Portfolio

Franklin Templeton Variable Insurance Products Trust
•	Templeton International Securities Fund (Class 2)

Neither the United States Securities and Exchange Commission nor any state securities commission has approved this prospectus or determined that it is accurate or complete. Any representation to the contrary is a criminal offense. This prospectus is valid only when accompanied by the prospectuses for the investment funds. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that is filed with the Commission.

EFFECTIVE MAY 1, 2001

ii
Table of Contents

I. Introduction

Please refer to Appendix A for definitions of the terms contained in this prospectus.

You should consult your policy for more information about its terms and conditions, and for any state-specific variances that may apply to your policy. These variations will depend on the “contract state” of your policy; it is usually the state or other jurisdiction in which you live.

The policy is a life insurance contract providing a death benefit, an account value, surrender rights, policy loan privileges, and other features traditionally associated with life insurance.

There is no fixed schedule of premium payments. You may establish a schedule of premium payments (“planned premium payments”), but if a planned premium payment is not made the policy will not necessarily terminate. If planned premium payments are made they do not guarantee a policy will remain in force. The policy allows you to match premium payments to your income flows or other financial decisions.

You may increase or decrease the death benefit and change the Death Benefit Option under the policy. Further, the death benefit may vary, and the net surrender value will vary, with the investment experience of the investment options in which an Owner has account value. Policy values in the GPA will earn interest at a guaranteed rate of 3%. We may credit interest periodically at rates that exceed this guaranteed rate.

The policy is participating; that is, we may pay annual dividends. However, we currently do not expect that dividends will be paid on the policy.

The following diagram summarizes how the policy works.

HOW THE POLICY WORKS

Premium Payment

We deduct a Premium Expense
Charge from each Premium Payment.

ê

Net Premium

We allocate the net premium and
account value among the
divisions of the Separate Account
and the GPA based on the
percentages you have chosen.

Investment Earnings

Each day we credit or debit the
investment earnings or losses of
the divisions of the Separate
Account less fund investment
management fees and separate
account fees.

è

We also credit interest on
values
in the GPA.

Death Benefit

You have a choice of 3 Death
Benefit Options. You can
change the Option at a later
date.
í
ê

Account Value

You determine how the account
value is allocated among the
available investment options.

(Currently, value may be
allocated to the GPA and to
as many as 16 divisions over
the life of the policy.)

Account Value Charges

è
Each month we deduct for
administrative, insurance,
and
rider expenses.

è  Owner Access to
Account Value

You may access account
values through loans and
withdrawals.

î  Policy Surrender

You may surrender your
policy
for its net surrender value,
which is net of any
applicable surrender charges.

Introduction

All expense charges and deductions are described in Charges and Deductions in Part II.

A summary of the product and separate account charges follows.

	CURRENT RATE	MAXIMUM RATE

Premium Expense Charge	All Coverage Years: 5% of premium up to Expense Premium; 3% of premium over Expense Premium	All Coverage Years: 7.5% of premium up to Expense Premium; 5% of premium over Expense Premium

Administrative Charge	All Policy Years: $6 per month per policy	All Policy Years: $12 per month per policy

Face Amount Charge	Coverage Years 1–5: a per $1,000 of Face Amount monthly charge that varies based on the Issue Age, gender, and risk classification of the Insured.	Coverage Years 1–5: a per $1,000 of Face Amount monthly charge varies based on the Issue Age, gender, and risk classification of the Insured.

	Coverage Years 6+: $0	Coverage Years 6+: $0

Insurance Charges	A per thousand rate multiplied by the amount at risk each month. The rate varies by the gender, Issue Age, and risk classification of the Insured, and the Year of Coverage.	For standard risks, the guaranteed cost of insurance rates are based on 1980 Commissioners Standard Ordinary (CSO) Mortality Tables.

Mortality and Expense Risk Charge	All Policy Years: 0.55% on an annual basis of daily net asset value of the Separate Account	All Policy Years: 0.90% on an annual basis of daily net asset value of the Separate Account

Investment Management Fees and Other Expenses	(See separate table on next page.)

Loan Rate Expense Charge	Policy Years 1–15: 0.90% of loaned amount	All Policy Years: 2.0% of loaned amount

Policy Years 16+: 0.50% of loaned amount

Withdrawal Fee	$25	$25

Surrender Charges (Applies upon policy surrender; a partial surrender charge may also apply upon a decrease in Face Amount)	First Coverage Year: 140% of the
Target Premium, not to exceed $50
per thousand of Face Amount.

Coverage Years 2–14: the prior
year Surrender Charge reduced by
 1 /14 th of the first year Surrender
Charge.
First Coverage Year: 140% of the
Target Premium, not to exceed $50
per thousand of Face Amount.

Coverage Years 2–14: the prior
year Surrender Charge reduced by
 1 /14 th of the first year Surrender
Charge.

The Expense Premium referenced above is used to determine the Premium Expense Charge. The Expense Premium is shown in the policy; it can be quoted upon request before the policy is issued.

The Target Premium referenced above is used to determine commission payments and Surrender Charges. Although the Target Premium is not shown in the policy, the Surrender Charges are listed in the policy; they can be quoted upon request before the policy is issued.

The Expense Premium for the policy equals the Target Premium. Examples of current Expense Premiums and Target Premium per $1,000 of Face Amount, for a Male and a Female, both Preferred Nontobacco risk class, are: Age 25 – Male $5.73, Female $5.05; Age 55 – Male $21.19, Female $17.41; Age 85 – Male $98.28, Female $83.99.

Introduction

Investment Management Fees and Other Expenses

(Reflect any expense waiver, limitation and reimbursement arrangements in effect, as noted)

Total fund operating expenses expressed as a percentage of average net assets for the year ended December 31, 2000.

Fund Name	Management Fees		Other Expenses		12b-1 Fees	Total Operating Expenses

American Century’s VP Income & Growth Fund	0.70%		0.00%		—	0.70%

Deutsche’s VIT Small Cap Index Fund	0.35%		0.10%		—	0.45%	[1]

Fidelity’s® VIP II Contrafund® Portfolio (Initial Class)	0.57%		0.09%	[2]	—	0.66%	[2]

Goldman Sachs VIT Capital Growth Fund	0.75%		0.25% [3]		—	1.00%	[3]

Janus Aspen’s Capital Appreciation Portfolio	0.65%	[4]	0.02%		—	0.67%	[4]

Janus Aspen’s Worldwide Growth Portfolio	0.65%	[4]	0.04%		—	0.69%	[4]

MML Blend Fund	0.37%		0.02%	[5]	—	0.39%	[5]

MML Equity Fund	0.37%		0.03%	[5]	—	0.40%	[5]

MML Equity Index Fund (Class II)	0.10%		0.19%	[6]	—	0.29%	[6]

MML Growth Equity Fund	0.80%		0.11%	[5]	—	0.91%	[5]

MML Managed Bond Fund	0.47%		0.02%	[5]	—	0.49%	[5]

MML Money Market Fund	0.48%		0.03%	[5]	—	0.51%	[5]

MML Small Cap Growth Equity Fund	1.08%		0.11%	[5]	—	1.19%	[5]

MML Small Cap Value Equity Fund	0.65%		0.11%	[5]	—	0.76%	[5]

Oppenheimer Aggressive Growth Fund/VA	0.62%		0.02%		—	0.64%

Oppenheimer Bond Fund/VA	0.72%		0.04%		—	0.76%

Oppenheimer Capital Appreciation Fund/VA	0.64%		0.03%		—	0.67%

Oppenheimer Global Securities Fund/VA	0.64%		0.04%		—	0.68%

Oppenheimer High Income Fund/VA	0.74%		0.05%		—	0.79%

Oppenheimer Main Street® Growth & Income Fund/VA	0.70%		0.03%		—	0.73%

Oppenheimer Strategic Bond Fund/VA	0.74%		0.05%		—	0.79%

T. Rowe Price Mid-Cap Growth Portfolio	0.85%		0.00%		—	0.85%

Templeton International Securities Fund (Class 2)	0.67%		0.20%		0.25% [7]	1.12%

1 Deutsche Asset Management, Inc. (the adviser), has voluntarily agreed to waive the fees and to reimburse the Fund for certain expenses so that total operating expenses will not exceed the current expense cap of 0.45%. Without such waivers and reimbursements, the total operating expenses would have been 0.69%.

2 A portion of the brokerage commissions that Fidelity’s® VIP II Contrafund® Portfolio pays is used to reduce the other expenses for the Portfolio. In addition, the Portfolio has entered into arrangements with its custodian, whereby credits realized as a result of uninvested cash balances are used to reduce custodian expenses. Including these reductions, the other expenses for Fidelity’s® VIP II Contrafund® Portfolio (Initial Class) became 0.06%, decreasing the total operating expenses to 0.63%.

3 Goldman Sachs Asset Management, the investment adviser to the Fund, has voluntarily agreed to reduce or limit certain other expenses of such Fund (excluding management fees, taxes, interest, brokerage fees, litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed the percentage stated in the table, as calculated per annum, of such Fund’s average daily net assets. The expenses shown include this reimbursement. If not included, the other expenses and total operating expenses for the Fund would be 1.09% and 1.84%, respectively, and are based on estimated expenses for the fiscal year ended December 31, 2000. The reductions or limits may be discontinued or modified by the investment adviser in its discretion at any time.

4 Expenses are based upon expenses for the fiscal year ended December 31, 2000, restated to reflect a reduction in the management fee. All expenses are shown without the effect of expense offset arrangements.

5 MassMutual has agreed to bear expenses of the MML Blend Fund, MML Equity Fund, MML Growth Equity Fund, MML Managed Bond Fund, MML Money Market Fund, MML Small Cap Growth Equity Fund, and MML Small Cap Value Equity Fund (other than the management fee, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.11% of the average daily net asset value of the Funds through April 30, 2002. The expenses shown for the MML Growth Equity Fund, MML Small Cap Growth Equity Fund, and MML Small Cap Value Equity Fund include this reimbursement. If not included, the other expenses for these Funds in 2001 are estimated to be 0.28%, for the MML Growth Equity Fund, 0.18% for the MML Small Cap Growth Equity, and 0.15% for the MML Small Cap Value Equity Fund. We do not expect to reimburse any expenses of the MML Blend Fund, MML Equity Fund, MML Managed Bond Fund, and MML Money Market Fund in 2001.
Introduction

6 MassMutual agreed to bear expenses of the MML Equity Index Fund (other than the management and administrative fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.19% for the Class II Shares of the average daily net asset values of the Fund through April 30, 2002. The expenses shown for the MML Equity Index Fund include this reimbursement or waiver. If not included, the other expenses for this Fund in 2000 would be 0.25% and the total operating expenses would be 0.35%.

7 The Fund’s Class 2 distribution plan, or “rule 12b-1 plan,” is described in the Fund’s prospectus.

(See the fund prospectuses for more information.)

Introduction
II. Detailed Description of Policy Features

Purchasing the Policy

To purchase a policy you must send a completed application to our Administrative Office. The minimum Initial Face Amount of a policy is currently $50,000. The policy can be issued for an Insured between the ages of 0 and 85 inclusive. Before issuing a policy, we will require evidence of insurability. This usually will require a medical examination.

We determine whether to accept or reject the application for the policy and the Insured’s risk classification. If we do not accept the application, we will refund any premium paid.

Coverage under the policy becomes effective on the Issue Date of the policy or, if later, the date the first premium is paid. See Premiums for more about the first premium. For the first premium to be paid, we must receive it in good order.

Unisex Policy. Policies generally are issued with values that vary based on the gender of the Insured. Policies issued as part of an employee benefit plan may be “unisex”; that is, they have policy values that do not vary by gender. References in the Prospectus to sex-distinct policy values are not applicable to unisex policies. Upon request we will provide you illustrations showing the effect of unisex rates on premiums, net surrender values and death benefits.

Right to Return the Policy. Once you receive your policy, you should review it carefully. If you are not satisfied with your policy, you may cancel it within 10 days after you receive it. (This period of time may vary by state.)

To cancel the policy, return it to us at our Administrative Office, to the agent who sold the policy, or to one of our agency offices. If you cancel your policy, we will give you a refund.

In most states, this refund is the sum of:

(i)	any premium paid for the policy; plus

(ii)	any interest credited to the policy; plus or minus

(iii)	an amount reflecting the investment experience of the divisions of the Separate Account under this policy to the date we receive the policy; minus

(iv)	any amounts withdrawn and any policy debt.

In other states, this refund is equal to any premium paid for the policy, reduced by any amounts withdrawn and any policy debt.

Consult your policy to determine which refund applies under your policy. A few states have variations of these two refund types.

Death Benefit

If the Insured dies while the policy is in force, we will pay the death benefit to the named Beneficiary. We will pay the death benefit within seven days after we determine that the claim for the death benefit is in good order. All or part of the death benefit can be paid in a lump sum or under one or more of the payment options described in the policy.

Minimum Death Benefit. In order to qualify as life insurance under Internal Revenue Code (“IRC”) Section 7702, the policy has a minimum death benefit determined by one of two compliance tests. You choose the test when you apply for the policy. You cannot change your choice of test after the policy is issued.

Under one test, the Cash Value Test, the minimum death benefit is equal to a percentage of the account value. The percentage depends on the gender (male, female, unisex), tobacco classification, and Attained Age of the Insured.
Detailed Description of Policy Features

Under the other test, the Guideline Premium Test, the minimum death benefit also is equal to a percentage of the account value, but the percentage varies only by the Attained Age of the Insured. The percentages are shown in the policy.

Your choice of the Guideline Premium Test or the Cash Value Test will depend on how you intend to pay premiums. In general, if you intend to pay premiums in early policy years only, the Cash Value Test may be more appropriate. If you intend to pay level premiums over a long period of years, the Guideline Premium Test may be more appropriate. You should see policy illustrations of both approaches to determine how the policy works under each approach, and which is best for you.

Death Benefit Options. The death benefit is the benefit provided under the Death Benefit Option in effect on the date of the Insured’s death. This benefit is reduced by any outstanding policy debt and any due but unpaid premium needed to avoid policy termination. You may choose one of three Death Benefit Options:

(a)	Option 1 (a level amount option) or

(b)	Options 2 or 3 (variable amount options).

You choose the Death Benefit Option in the application and you may change the option at a later date subject to certain restrictions described in Changes in Death Benefit Option.

The death benefit provided by Options 1, 2 and 3 is as follows.

Option 1—The benefit is the greater of:

(a)	the Face Amount on the date of death; or

(b)	the minimum death benefit on the date of death.

Option 2—The benefit is the greater of:

(a)	the Face Amount plus the account value on the date of death; or

(b)	the minimum death benefit on the date of death.

Option 3—The benefit is the greater of:

(a)	the Face Amount plus the premiums paid less any premiums refunded under the policy to the date of death; or

(b)	the minimum death benefit on the date of death.

See Appendix B for examples of how changes in account value and the amount of premiums paid may affect the death benefit of a policy.

Changes in Death Benefit Option. After the first Policy Year, you may change the Death Benefit Option. You must provide a written application and you may have to provide evidence that the Insured still is insurable. A change in the Death Benefit Option will result in a change of the policy Face Amount. The death benefit under the new Death Benefit Option will be the same as the death benefit under the old Death Benefit Option at the time of the change.

You cannot change the Death Benefit Option:

1.	if the Face Amount would be reduced to less than the minimum Initial Face Amount as a result of the change; or

2.	after the Insured reaches Attained Age 85.

When the Face Amount changes as a result of a change in the Death Benefit Option, the monthly charges also will change. The change in Face Amount also may change the charges for certain additional benefits. The change in Face Amount will not change the policy surrender charge.

For examples of Death Benefit Option changes and how they impact the contract, see Appendix B.

Changes in Face Amount. You may request an increase or decrease in the Face Amount by submitting the request for a change of Face Amount to us at our Administrative Office.

Increases in Face Amount. You must provide us with a written application and evidence the Insured still is insurable to increase your Face Amount. An increase may not be less than $15,000. You cannot increase the Face Amount of the policy after the Insured reaches Attained Age 85.

If you increase the policy Face Amount the Face Amount Charge and the Insurance Charges will increase. Also, the policy may become a “modified endowment contract” under federal tax law. Please consult your tax adviser. (See also Modified Endowment Contracts in Part V.)

Decreases in Face Amount. You may decrease the policy Face Amount any time after the first Policy Year or one year after a Face Amount increase. You must send a written request to us. You cannot decrease the Face Amount if the decrease would result in a Face Amount of less than the minimum Initial Face Amount.

If you decrease the Face Amount, a surrender charge may apply. We will deduct surrender charges from the division(s) of the Separate Account and from the GPA in proportion to the non-loaned values in each.

A decrease will reduce the Face Amount in the following order:

(a)	the Face Amount of the most recent increase

(b)	the Face Amounts of the next most recent increases successively

(c)	the Initial Face Amount.

If you decrease the Face Amount the monthly charges deducted from the account value will change.

If you decrease the Face Amount, the policy may become a “modified endowment contract” under federal tax law. Please consult your tax adviser. (See also Modified Endowment Contracts in Part V.)

Premiums

The first premium must be paid before the policy can become effective. Thereafter, within limits you may make premium payments at any time and in any amount. You may allocate net premiums among the divisions of the Separate Account and to the GPA (see Overall Limitation on Net Premium Allocations and Transfers).

First Premium. Generally, you determine the first premium you want to pay for the policy; but it must be at least equal to the minimum initial premium. The minimum initial premium depends on your chosen premium frequency, Initial Face Amount and Death Benefit Option, and on the Issue Age, gender, and risk classification of the Insured.

Planned Premiums. When applying for the policy, you select the planned premium and the payment frequency (annual, semiannual, quarterly, or monthly check service). The planned premium must be at least $20. The amount of the planned premium and the payment frequency you select are shown in the policy. We will send you premium notices based on your selections. To change the amount and frequency of planned premiums, send a request to us at our Administrative Office.

If a planned premium payment is not made, the policy will not necessarily terminate. Conversely, making planned premium payments does not guarantee the policy will remain in force. To keep the policy in force, it must either have sufficient value or meet the safety test. See Grace Period and Termination.

Premium Payments and Flexibility. After you have paid the first premium, within limits you may pay any amount at any time while the Insured is living. Send all premium payments to us either at our Administrative Office or at the address shown on the premium notice.

You may elect to pay premiums by pre-authorized check. Under this procedure, we automatically deduct premium payments each month from a bank account you designate. We will not send a bill for these automatic payments.
Detailed Description of Policy Features

Premium Limitations. The minimum premium payment is $20.

If you choose the Cash Value Test to qualify your policy as life insurance, the maximum premium each Policy Year is the greatest of:

(a)	an amount equal to $100 plus double the Expense Premium for the policy;

(b)	the amount of premium paid in the preceding Policy Year; or

(c)	the highest premium payment amount that would not increase the insurance risk (see Insurance Charges).

We may refund any amount of premium payment that exceeds the Cash Value Test limit.

If you choose the Guideline Premium Test, the maximum premium for each Policy Year is the lesser of:

(a)	the maximum premium for the Cash Value Test; or

(b)	the Guideline Premium Test amount which will be stated in the policy.

If you choose the Guideline Premium Test, we will refund any amount of premium payment that exceeds the Guideline Premium Test limit. Otherwise, the policy would no longer qualify as life insurance under federal tax law.

Allocating Net Premiums. A net premium is a premium payment we receive in good order, minus the Premium Expense Charge.

Net Premiums Received through Issue Date. We will allocate any net premiums received through the Issue Date of the policy to our general investment account. Any net premiums received before the Policy Date will be allocated as of that Date. We will credit interest at the rate(s) we use for the GPA during that time.

Register Date and Valuation Date. Net premiums credited to the policy on and after the Register Date will be allocated among the divisions and the GPA according to your net premium allocation. Also, any values in the policy held before the Register Date will be allocated on that Date among the divisions and the GPA according to your net premium allocation on that Date.

The Register Date must be a Valuation Date. A Valuation Date is any date on which the New York Stock Exchange is open for trading.

We set the Register Date for the policy. It depends on the type of refund offered under the Right To Return provision in your policy. Refer back to Purchasing the Policy for information about this provision.

If the refund includes interest and investment experience, the Register Date is the Valuation Date that is on, or next follows, the later of:

(a)	the day after the Issue Date of the policy; or

(b)	the day we receive the first premium payment in good order.

If the refund does not include interest or investment experience:

1.	The Register Date is the Valuation Date that is on, or next follows, the later of:

•	the day after the end of the Right To Return period; or

•	the day we receive the first premium in good order;

2.	Any net premiums received after the Issue Date but before the Register Date will be allocated to the Money Market division; and

3.	Any values in the policy held as of the Issue Date will be allocated to the Money Market division on the first Valuation Date after the Issue Date.

Net Premium Allocation. When applying for the policy, you indicate how you want net premiums allocated among the divisions and the GPA. You may change your net premium allocation at any time. Just send a notice to us at our Administrative Office.

Detailed Description of Policy Features

You may set your net premium allocation in terms of whole-number percentages that add to 100%. (Also see Overall Limitation on Net Premium Allocations and Transfers.)

Transfers

You may transfer all or part of the account value invested in a division of the Separate Account to any other division or to the GPA (see Overall Limitation on Net Premium Allocations and Transfers). Simply send us a request. Although currently there is no limit on the number of transfers you may make, we reserve the right to limit the number to no more than one every 90 days. If we impose a limit, it would not apply to a transfer of all values in the Separate Account divisions to the GPA or to transfers made in connection with any automated-transfer program we offer.

We limit transfers from the GPA to the Separate Account divisions to one each Policy Year. You may not transfer more than 25% of the fixed account value (less any policy debt) at the time of the transfer. There is one exception to this rule. If:

•	you have transferred 25% of the fixed account value each Year for three consecutive Policy Years; and

•	you have not added any net premiums or transfer amounts to the GPA during these three Years; then you may transfer the remainder of the fixed account value (less any policy debt) out of the GPA in the succeeding Policy Year. In this situation, you must transfer the full amount out of the GPA in one transaction.

Any transfer is effective on the Valuation Date at the price next determined after we receive the request in good order at our Administrative Office. We do not charge for transfers.

Overall Limitation on Net Premium Allocations and Transfers. You may allocate net premiums and transfer amounts to up to 16 divisions over the life of the policy. We reserve the right to increase this limit.

In addition, we may need to further limit access to divisions of the Separate Account, so the policy will continue to qualify as life insurance. See the Investor Control section of Federal Income Tax Considerations in Part V for more information.

Policy Termination and Reinstatement

The policy will not terminate simply because you do not make planned premium payments. Conversely, making planned premium payments does not guarantee that the policy will remain in force.

The policy may terminate if its value cannot cover the monthly charges and the safety test is not met.

If the policy does terminate, you may be permitted to reinstate it.

Grace Period and Termination. The policy may terminate without value if:

•	its “policy value” on a Monthly Charge Date cannot cover the monthly charges due; and

•	the safety test is not met on that Date.

However, we allow a grace period for payment of the premium amount (not less than $20) needed to avoid termination. We will mail you a notice stating this amount.

The policy will terminate without value if we do not receive the required payment by the end of the grace period.

The policy also may terminate if the policy debt limit is reached. (See Policy Loan Privilege.)

Policy termination could have adverse tax consequences for you. To avoid policy termination and potential tax consequences in these situations, you may need to make substantial premium payments or loan repayments to keep your policy in force. (See Tax, Payment, and Termination Risks Relating to Policy Loans in “Policy Loan Privilege” later in this Part; and also see Federal Income Tax Considerations in Part V.)

Grace Period. The grace period begins on the date the monthly charges are due. It ends 61 days after that date or, if later, 31 days after the date we mail the notice stating the amount needed.

During the grace period, the policy will stay in force. If the Insured dies during the grace period, the death benefit will be payable. In this case, any due but unpaid premium amount needed to avoid termination will be deducted from the death benefit.

Policy Value. The definition of “policy value” depends on the Policy Year. The “policy value” is equal to:

•	during the first ten Policy Years, the account value less any policy debt; and

•	after the first ten Policy Years, the net surrender value.

If the “policy value” cannot cover the monthly charges due but the safety test is met, then the monthly charges due will be reduced to an amount equal to the account value less any policy debt.

Safety Test. (Not available in New York) The safety test allows you to keep the policy in force, regardless of the value of the policy, by making minimum premium payments. But the safety test can be met only during the Guarantee Period stated in the policy.

The Guarantee Period has an associated monthly Guarantee Premium. The amount of the Guarantee Premium depends on the Issue Age, gender, and risk classification of the Insured, and on the Face Amount and Death Benefit Option.

During the Guarantee Period, the safety test is met if (A) equals or exceeds (B), defined as:

(A)	premiums paid less any amounts withdrawn, accumulated at an effective annual interest rate of 3%;

(B)	monthly Guarantee Premiums paid on each Monthly Charge Date beginning on the Policy Date, accumulated at an effective annual interest rate of 3%.

In (A) above, we exclude any premiums refunded (see Premium Limitations).

Example:

The policy is in the Guarantee Period. The monthly Guarantee Premium is $25. You have made premium payments of $35 on each Monthly Charge Date beginning on the Policy Date. In this case, the safety test is met. Even if the “policy value” cannot cover the monthly charges, the policy will stay in force.

Generally, the Guarantee Period is the first five Policy Years. Consult your policy for the Guarantee Periods available to you.

Reinstating Your Policy. If your policy terminates, you may reinstate it—that is, put it back in force. But you may not reinstate your policy if:

•	you surrendered it; or

•	five years have passed since it terminated.

Requirements to Reinstate Your Policy. To reinstate your policy, we will need:

1.	a written application to reinstate;

2.	evidence, satisfactory to us, that the Insured still is insurable; and

3.	a premium payment sufficient to keep the policy in force for three months after reinstatement. The minimum amount of this premium payment will be quoted on request.

Policy after You Reinstate. If you reinstate your policy, the Face Amount will be the same as it was when it terminated. Your account value at reinstatement will be the premium paid at that time, reduced by the Premium Expense Charge and any monthly charges then due. Surrender charges after reinstatement will apply as if the policy had not terminated. However, if the surrender charge was taken when the policy terminated, then the applicable surrender charges will not be reinstated.

If you reinstate your Policy, it may become a “modified endowment contract” under current federal tax law. Please consult your tax adviser. (See also Modified Endowment Contracts in Part V.)

Charges and Deductions

We will deduct charges from the policy to compensate us for:

(a)	providing the insurance benefits under the policy (including any riders);

(b)	administering the policy;

(c)	assuming certain risks in connection with the policy (including any riders); and

(d)	selling and distributing the policy.

In addition, the fund managers deduct expenses from the funds. For more information about these expenses, see the individual fund prospectuses.

Deductions from Premiums

We deduct a Premium Expense Charge from each premium payment you make. The Premium Expense Charge rate is higher for premium payments up to Expense Premium than for premium payments over Expense Premium. The Expense Premium is based on the Issue Age, gender, and risk classification of the Insured.

If you have increased the policy Face Amount, the Expense Premium used here is the total of the Expense Premiums for the Initial Face Amount and for all increases.

Monthly Charges Against the Account Value

We deduct charges from the account value on each Monthly Charge Date. The monthly charges are:

(a)	an Administrative Charge;

(b)	a Face Amount Charge;

(c)	an Insurance Charge; and

(d)	a rider charge for any additional benefits provided by rider.

We deduct the monthly charges from the division(s) and the GPA in proportion to the non-loaned values of the policy in the division(s) and the GPA.

Administrative Charge and Face Amount Charge. The monthly Administrative Charge and Face Amount Charge reimburse us for issuing and administering the policy, and for such activities as processing claims, maintaining records and communicating with you.

Insurance Charge. The monthly Insurance Charge for a policy is equal to the insurance risk under the policy, multiplied by the monthly Insurance Charge rate for that policy month. We determine the “insurance risk” on the first day of each policy month. It is the amount by which the death benefit (discounted at the monthly equivalent of 3% per year) exceeds the account value.

Insurance rates are based on the gender, Issue Age, and risk class of the Insured, and the Year of Coverage. We currently place Insureds into the following three standard rate classes: Select Preferred, Preferred Nontobacco, and Preferred Tobacco. We also have substandard rate classes for greater mortality risks. In otherwise identical policies, the monthly insurance rate is higher for tobacco users than for those who do not use tobacco and higher for Preferred Nontobacco Insureds than for Select Preferred Insureds.
Detailed Description of Policy Features

Rider Charge. You can obtain additional benefits by requesting riders on your policy. The monthly rider charges include charges for any benefits you add by rider.

Daily Charges Against the Separate Account

Mortality and Expense Risk Charge. Each day we deduct a charge from the Separate Account for mortality and expense risks. We do not deduct this charge from the assets in the GPA.

The mortality risk is a risk that the group of lives we insure may, on average, live for shorter periods of time than we estimated. The expense risk is a risk that our costs of issuing and administering policies may be more than we estimated.

If we do not need all the money we collect in mortality and risk charges to cover death benefits and expenses, the amount we do not need will be our gain. However, even if the money we collect is not enough to cover death benefits and expenses, we will pay all death benefits and expenses.

Investment Management Fee and Other Expenses. Each of the funds incurs investment management fees and other expenses. In addition, one or more funds may incur distribution and service fees called “12b-1” fees. (For details on these charges, see the fund prospectuses.) These are deducted from the fund.

Surrender Charges

During the first 14 Years of Coverage under the Initial Face Amount, we will take a surrender charge against the account value if you fully surrender the policy or decrease the Face Amount. This also applies during the first 14 Years after an increase in Face Amount.

We calculate surrender charges separately for the Initial Face Amount and for each increase in the Face Amount. The surrender charge in the first Year of Coverage is based on the Target Premium. The surrender charge is decreased by  1 /14th of the first year surrender charge in each of the next thirteen Years of Coverage, and is zero in the fifteenth year.

Decrease in Selected Face Amount. If you decrease your policy Face Amount, we cancel all or a part of your Face Amount segments. We charge a partial surrender charge. The partial surrender charge is equal to the surrender charge associated with each decreased or canceled Face Amount segment. If the partial surrender charge for a decreased or canceled Face Amount segment would be greater than the account value of the policy, we set the partial surrender charge equal to the account value on the date of the surrender.

After a Face Amount decrease, we reduce the surrender charge for the remaining segments by the amount of the partial surrender charge.

Other Charges

Withdrawal Fee. If you make a partial withdrawal from your policy, we deduct $25 from the amount you withdraw. This fee is guaranteed not to increase for the duration of the policy.

Loan Interest Rate Expense Charge. This charge reimburses us for the expenses of administering loans.

Special Circumstances

We may vary the charges and other terms of policies where special circumstances result in sales or administrative expenses or insurance risks that are different than those normally associated with these policies. We will make these variations only in accordance with uniform rules we establish.

Detailed Description of Policy Features

Account Value, Net Surrender Value, Surrender, and Withdrawals

The account value of the policy has two components: the variable account value and the fixed account value.

Variable Account Value. The variable account value is the sum of your values in each of the divisions of the Separate Account. It reflects:

•	net premiums allocated to the Separate Account;

•	transfers to the Separate Account from the Guaranteed Principal Account;

•	transfers and withdrawals from the Separate Account;

•	monthly charges and surrender charges deducted from the Separate Account; and

•	the net investment experience of the Separate Account.

These transactions are all reflected in the variable account value through the purchase and sale of accumulation units.

Net Investment Experience and Accumulation Units. The net investment experience of the variable account value is reflected in the value of the accumulation units. The value of your accumulation units in a division is equal to:

•	the accumulation unit value in that division; multiplied by

•	the number of accumulation units in that division credited to your policy.

We purchase and sell accumulation units at the unit value as of the closing time of the New York Stock Exchange on the Valuation Date processed.

If we receive a premium or a transaction request in good order before the closing time on a Valuation Date, units will be purchased or sold as of that Valuation Date. If we receive it in good order after that time, units will be purchased or sold as of the next Valuation Date.

The variable account value of the policy is the total of the values of the accumulation units in each division credited to the policy.

Fixed Account Value. The fixed account value is the accumulation at interest of:

•	net premiums allocated to the Guaranteed Principal Account; plus

•	amounts transferred into the GPA from the Separate Account; minus

•	amounts transferred or withdrawn from the GPA; and minus

•	monthly charges and surrender charges deducted from the GPA.

Interest on the Fixed Account Value. The fixed account value earns interest at an effective annual rate, credited daily.

For the part of the fixed account value equal to any policy loan, the daily rate we use is the daily equivalent of:

•	the annual loan interest rate minus the Loan Interest Rate Expense Charge; or

•	3% if greater.

For the part of the fixed account in excess of any policy loan, the daily rate we use is the daily equivalent of:

•	the current interest rate we declare; or

•	3% if greater.

Net Surrender Value. The net surrender value of the policy is equal to:

•	the account value; minus

•	any surrender charges that apply; and minus

•	any policy debt.

Surrender. You may surrender your policy by sending a written request, using our surrender form and any other forms we require, to us at our Administrative Office. The surrender will be effective on the Valuation Date we receive all required forms in good order. We will process it within seven days.

Withdrawals. After the first Policy Year, you may withdraw up to 75% of the net surrender value.

We deduct a fee of $25 from the amount withdrawn. We do not charge a surrender charge for a withdrawal. The minimum amount you can withdraw is $100 (including the withdrawal fee).

You must state in the withdrawal request from which divisions or the GPA you want the withdrawal made. The withdrawal amount you wish taken from each division of the Separate Account and from the GPA may not exceed the non-loaned account value in each of these.

If you have chosen Death Benefit Option 1 or 3, we will reduce the Face Amount by the amount of the withdrawal unless you provide evidence satisfactory to us that the Insured still is insurable. We may not allow a withdrawal if it would result in a reduction of the Face Amount to less than the minimum Initial Face Amount.

The withdrawal will be effective on the Valuation Date we receive the written request in good order. We will process it within seven days.

Taking a withdrawal may have adverse tax consequences under federal tax law, possibly including a 10% penalty. Please consult your tax adviser. (See also Federal Income Tax Considerations in Part V.)

Policy Loan Privilege

General. After the first Policy Year, you may take a loan from the policy as long as the account value exceeds the total of any surrender charges. We reserve the right to allow loans during the first Policy Year. You must assign the policy to us as collateral for the loan. The maximum amount you can borrow at any time is 90% of the policy’s account value less any surrender charge. If there is any outstanding policy debt, including any accrued interest, it reduces the maximum amount available.

Source of Loan. We take the policy loan amount from the divisions and the GPA in proportion to the amount of account value in each division and the GPA (excluding any outstanding loans) on the date of the loan. We reduce the amount of units in the divisions of the Separate Account from which the loan is taken. We transfer the resulting dollar amounts to the loaned portion of the GPA.

We may delay granting any loan you want taken from the GPA for up to six months. We may delay granting any loan from the divisions during any period that:

(i)	the New York Stock Exchange is closed (other than customary weekend and holiday closings);

(ii)	trading is restricted;

(iii)	the SEC determines a state of emergency exists; or

(iv)	the SEC permits us to delay payment for the protection of our Owners.

Loan Interest Charged. At the time of Application, you may select either a fixed loan interest rate of 5% or an adjustable loan rate.

Each year we will set the adjustable rate that will apply for the next Policy Year. The maximum loan rate is based on the Monthly Average Corporate yield on seasoned corporate bonds as published by Moody’s Investors Service, Inc. If this Average is no longer published, we will use a similar average as approved by the insurance department of your “contract state.” The maximum rate is the greater of:

(i)	the published monthly average for the calendar month ending two months before the policy Year begins; or

(ii)	4%.

Detailed Description of Policy Features

If the maximum rate is less than  1 /2% higher than the rate in effect for the previous year, we will not increase the rate. If the maximum rate is at least  1 /2% lower than the rate in effect for the previous year, we will decrease the rate.

Interest on policy loans accrues daily and becomes part of the policy debt as it accrues. It is due on each Policy Anniversary. If you do not pay it when it is due, the interest is added to the loan. As part of the loan, it will bear interest at the loan rate. We will treat capitalized interest the same as a new loan. We will take an amount equal to the interest due from the divisions and the GPA in proportion to the non-loaned account value in each.

Repayment. You may repay all or part of any policy debt at any time while the Insured is living and while the policy is in force. Any loan repayment you make within 30 days of the Policy Anniversary date first pays policy loan interest due. We will allocate any other loan repayment to the GPA until you have repaid all loan amounts that were deducted from the GPA. We will allocate additional loan repayments based on the premium allocation. You must clearly identify the payment as a loan repayment or we will consider the payments premium payments.

We will deduct any outstanding policy debt from the proceeds payable at death or the surrender of the policy.

Interest on Loaned Value. We deposit an amount equal to the loaned amount in the GPA. This amount earns interest at a rate equal to the greater of 3% and the policy loan rate less the Loan Interest Rate Expense Charge. We guarantee this Charge will not exceed 2%. Currently, the Charge is 0.90% in Policy Years one through 15 and 0.50% in Policy Years 16 and later.

Effects of Policy Loans. A policy loan affects the policy since we reduce the death benefit and net surrender value by the amount of the loan and any accrued loan interest. If you repay the loan, we increase the death benefit and net surrender value under the policy by the amount of the repayment.

As long as a loan is outstanding, a portion of the policy account value equal to the loan is invested in the GPA. This amount does not participate in the Separate Account investment performance.

Whenever total policy debt (which includes accrued interest) equals or exceeds the account value less surrender charges, we will send a notice to you. This notice will state the amount needed to bring the policy debt back within the limit. If we do not receive this amount within 31 days after the date we mailed the notice, and if policy debt equals or exceeds the account value less any surrender charges at the end of those 31 days, the policy terminates without value.

The policy also may terminate due to insufficient value or premium payments. (See Grace Period and Termination.)

Tax, Payment, and Termination Risks Relating to Policy Loans. Taking a policy loan could have adverse tax consequences for you. For example, if your policy is a “modified endowment contract” under current federal tax law, all or a portion of the loan may be treated as taxable income in the year you receive it; any loan amount that is taxable may be subject to an additional 10% penalty. (See Federal Income Tax Considerations in Part V, and especially the Modified Endowment Contracts section.)

If your policy is not a “modified endowment contract,” you may incur a significant income tax liability if the policy terminates before the death of the Insured. In this case, if your account value, reduced by any surrender charges, exceeds your cost basis for the policy, the excess will be taxable as income. Payments you receive upon termination of the policy, if any, may not be sufficient to cover the resulting tax liability. (Also see the Policy Proceeds and Loans section in Federal Income Tax Considerations.) To avoid policy terminations that may give rise to significant income tax liability, you may need to make substantial premium payments or loan repayments to keep your policy in force.

Factors that may contribute to these potential situations include: (1) amount of outstanding policy debt at or near the maximum loan value; (2) unfavorable investment results affecting your policy account value; (3) increasing monthly policy charge rates due to increasing attained age of the Insured; (4) high or increasing amount of insurance risk, depending on Death Benefit Option and changing account value; and (5) increasing policy loan rates if the adjustable policy loan rate is in effect.

To illustrate how policy termination with an outstanding loan can result in adverse tax consequences as described above, suppose that your premiums paid (that is, your cost basis) in the policy is $10,000, your account value is $15,000, you have no surrender charges, and you have received no other distributions (withdrawals) under the policy.

In this case, if you surrender your policy without an outstanding loan, your net surrender value is equal to your account value of $15,000; you receive a payment equal to the $15,000 net surrender value, and your taxable income is $5,000 ($15,000 account value minus $10,000 cost basis).

However, if in this example you have an outstanding policy debt of $14,000, you would receive a payment equal to the net surrender value of only $1,000; but you still would have taxable income at the time of surrender equal to $5,000 ($15,000 account value minus $10,000 cost basis).

This potential situation of taxable income from policy termination exceeding the payment received at termination also may occur if the policy terminates without value because the policy debt limit is reached. If in this latter example the account value were to decrease to $14,000, due to unfavorable investment results, and the policy were to terminate because the policy debt limit is reached, the policy would terminate without any cash paid to you; but your taxable income from the policy at that time would be $4,000 ($14,000 account value minus $10,000 cost basis). The policy also may terminate without value if unpaid policy loan interest increases the outstanding policy debt to reach the policy debt limit.

You can reduce the likelihood that these situations will occur by considering these risks before taking a policy loan. If you take a policy loan, you should monitor the status of your policy with your financial representative and your tax adviser at least annually, and take appropriate preventive action.

Detailed Description of Policy Features
III. Investment Options

The Guaranteed Principal Account

You may allocate some or all of the net premiums to the Guaranteed Principal Account (“GPA”). You also may transfer some or all of the account value in the divisions of the Separate Account to the GPA. Neither our general investment account nor the GPA is registered under federal or state securities laws.

Amounts allocated to the GPA become part of our general investment account. Our general investment account consists of all assets owned by us other than those in the Separate Account and in our other separate accounts. Subject to applicable law, we have sole discretion over the investment of the assets of our general investment account.

We guarantee amounts allocated to the GPA in excess of any policy debt (which includes accrued interest) will accrue interest daily at an effective annual rate at least equal to 3%. For amounts in the GPA equal to any policy debt, the guaranteed minimum interest rate is an effective annual rate of 3% or, if greater, the policy loan rate less the Loan Interest Rate Expense Charge. This charge will not be greater than 2% per year. This rate will be paid regardless of the actual investment experience of the GPA. Although we are not obligated to credit interest at a rate higher than the guaranteed minimum, we may declare a higher rate.

The Separate Account

Our Board of Directors established the Separate Account on July 13, 1988, as a separate investment account of MassMutual. The Board established the Separate Account based on the laws of the State of Massachusetts. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the provisions of the Investment Company Act of 1940. We have established a segment within the Separate Account to receive and invest premium payments for the policies.

We have since divided this segment into 23 divisions. Each division invests in shares of a designated investment fund as follows:

Division	Fund

American Century VP Income & Growth	American Century’s VP Income & Growth Fund

Deutsche VIT Small Cap Index	Deutsche’s VIT Small Cap Index Fund

Fidelity® VIP II Contrafund®	Fidelity’s® VIP II Contrafund® Portfolio (Initial Class)

Goldman Sachs Capital Growth	Goldman Sachs VIT Capital Growth Fund

Janus Aspen Capital Appreciation	Janus Aspen’s Capital Appreciation Portfolio

Janus Aspen Worldwide Growth	Janus Aspen’s Worldwide Growth Portfolio

MML Blend	MML Blend Fund

MML Equity	MML Equity Fund

MML Equity Index	MML Equity Index Fund (Class II)

MML Growth Equity	MML Growth Equity Fund

MML Managed Bond	MML Managed Bond Fund

MML Money Market	MML Money Market Fund

MML Small Cap Growth Equity	MML Small Cap Growth Equity Fund

MML Small Cap Value Equity	MML Small Cap Value Equity Fund

Investment Options

Division	Fund

Oppenheimer Aggressive Growth	Oppenheimer Aggressive Growth Fund/VA

Oppenheimer Bond	Oppenheimer Bond Fund/VA

Oppenheimer Capital Appreciation	Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Global Securities	Oppenheimer Global Securities Fund/VA

Oppenheimer High Income	Oppenheimer High Income Fund/VA

Oppenheimer Main Street® Growth & Income	Oppenheimer Main Street® Growth & Income Fund/VA

Oppenheimer Strategic Bond	Oppenheimer Strategic Bond Fund/VA

T. Rowe Price Mid- Cap Growth	T. Rowe Price Mid- Cap Growth Portfolio

Templeton International Securities	Templeton International Securities Fund (Class 2)

We may establish additional divisions within the segment in the future.

We own the assets in the Separate Account. We are required to maintain sufficient assets in the Separate Account to meet anticipated obligations of the policies funded by the Separate Account. We credit or charge the income, gains, or losses, realized or unrealized, of the Separate Account against the assets held in the Separate Account. We do not take any regard of the other income, gains, or losses of MassMutual. Assets in the Separate Account attributable to the reserves and other liabilities under the policies cannot be charged with liabilities from any other business conducted by MassMutual. We may transfer to our general investment account any assets that exceed anticipated obligations of the Separate Account.

The Funds

The investment funds available through the policy are offered by nine investment companies and trusts. They each provide an investment vehicle for the separate investment accounts of variable life policies and variable annuity contracts offered by companies such as MassMutual. Shares of these organizations are not offered to the general public.

The assets of certain variable annuity separate accounts offered by MassMutual and by other affiliated and non-affiliated life insurers are invested in shares of these funds. Because these separate accounts are invested in the same underlying funds, it is possible that conflicts could arise between policyowners and owners of the variable annuity contracts.

The boards of trustees or boards of directors of the funds will follow procedures developed to determine whether conflicts have arisen. If a conflict exists, the boards will notify the insurers and they will take appropriate action to eliminate the conflicts.

We purchase the shares of each fund for the division at net asset value. All dividends and capital gain distributions received from a fund are automatically reinvested in that fund at net asset value, unless MassMutual, on behalf of the Separate Account, elects otherwise. We redeem shares of the funds at their net asset values as needed to make payments under the policies.

Some of the funds offered are similar to, or are “clones” of, mutual funds offered in the retail marketplace. These “clone” funds have the same investment objectives, policies, and portfolio managers as the retail funds and usually were formed after the retail funds. While the clone funds generally have identical investment objectives, policies and portfolio managers, they are separate and distinct from the retail funds. In fact, the performance of the clone funds may be dramatically different from the performance of the retail funds due to differences in the funds’ sizes, dates shares of stock are purchased and sold, cash flows and expenses. Thus, while the performance of the retail funds may be informative, you should remember that such performance is not the performance of the funds that support the policy. It is not an indication of future performance of the policy funds.

Fund Profiles

Following is a summary of the investment objectives of each fund. Please note there can be no assurance any fund will achieve its objectives. More detailed information concerning the funds and their investment objectives, strategies, policies, risks and expenses is contained in the accompanying prospectuses.

American Century Variable Portfolios, Inc. (“American Century VP”)

American Century VP is a diversified, open-end, management investment company.

American Century’s VP Income & Growth Fund

American Century’s VP Income & Growth Fund seeks growth of capital by investing in common stocks. Income is a secondary objective. The fund pursues a total return and dividend yield that exceed those of the S&P 500 by investing in stocks of companies with strong expected return.

Deutsche Asset Management VIT Funds (“Deutsche VIT Funds”)

Deutsche VIT Funds was organized as a Massachusetts business trust in 1996.

Deutsche’s VIT Small Cap Index Fund

Deutsche’s VIT Small Cap Index Fund seeks to match, as closely as possible, before expenses, the performance of the Russell 2000 Small Stock Index 1 , which emphasizes stocks of small U.S. companies.

1 Frank Russell Company is the owner of the trademarks and copyrights relating to the Russell indexes, which have been licensed for use by Deutsche Asset Management, Inc.

Fidelity® Variable Insurance Products (“VIP”) Fund II

The Fidelity VIP Fund II is an open-end, management investment company.

Fidelity’s® VIP II Contrafund® Portfolio (Initial Class)

Fidelity’s VIP II Contrafund Portfolio seeks long-term capital appreciation. It invests primarily in stocks of domestic and foreign companies whose value the investment adviser believes is not fully recognized by the public.

Goldman Sachs Variable Insurance Trust (“Goldman Sachs VIT”)

The Goldman Sachs VIT offers shares of its funds to separate accounts of participating life insurance companies.

Goldman Sachs VIT Capital Growth Fund

The Goldman Sachs VIT Capital Growth Fund seeks long-term growth of capital through diversified investments in equity securities of U.S. companies that are considered to have long-term capital appreciation potential.

Janus Aspen Series (“Janus Aspen”)

Janus Aspen is an open-end, management investment company.

Janus Aspen’s Capital Appreciation Portfolio

The Janus Aspen’s Capital Appreciation Portfolio seeks long-term growth of capital. The Portfolio invests primarily in common stocks selected for their growth potential. It may invest in companies of any size, from larger, well-established companies to smaller, emerging-growth companies.

Janus Aspen’s Worldwide Growth Portfolio

The Janus Aspen’s Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. The Portfolio invests primarily in common stocks of companies of any size throughout the world.

MML Series Investment Fund (“MML Trust”)

The MML Trust is a no-load, open-end, investment company.

MML Blend Fund

Sub-adviser: David L. Babson & Company Inc.

The MML Blend Fund seeks to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital by investing in equity, fixed-income, and money market securities.

MML Equity Fund

Sub-adviser: David L. Babson & Company Inc.

The MML Equity Fund seeks to achieve a superior total rate of return over an extended period of time, from both capital appreciation and current income, by investing in equity securities.

MML Equity Index Fund (Class II)

Sub-adviser: Deutsche Asset Management, Inc.

The MML Equity Index Fund seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate as represented by the S&P 500 Index®.

The S&P 500 Index® is the Standard & Poor’s Composite Index of 500 stocks, an unmanaged index of common stock prices. The index does not reflect any fees or expenses. Standard & Poor’s is a division of The McGraw-Hill Companies, Inc. The S&P 500 Index is a registered trademark of The McGraw-Hill Companies, Inc., and has been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor’s or The McGraw-Hill Companies, Inc.

MML Growth Equity Fund

Sub-adviser: Massachusetts Financial Services Company

The MML Growth Equity Fund seeks long-term growth of capital and future income by investing primarily in equity securities of companies with long-term growth potential.

MML Managed Bond Fund

Sub-adviser: David L. Babson & Company Inc.

The MML Managed Bond Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital by investing primarily in investment-grade debt securities.

MML Money Market Fund

Sub-adviser: David L. Babson & Company Inc.

The MML Money Market Fund seeks to achieve high current income, the preservation of capital, and liquidity by investing in short-term securities.

MML Small Cap Growth Equity Fund

Sub-advisers: J.P. Morgan Investment Management, Inc., and Waddell & Reed Investment Management Company

The MML Small Cap Growth Equity Fund seeks long-term capital appreciation by investing primarily in equity securities of smaller companies with long-term growth potential.

MML Small Cap Value Equity Fund

Sub-adviser: David L. Babson & Company Inc.

The MML Small Cap Value Equity Fund seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of smaller companies.

Investment Options

Oppenheimer Variable Account Funds (“Oppenheimer Funds”)

The Oppenheimer Funds is an open-end investment company.

Oppenheimer Aggressive Growth Fund/VA

The Oppenheimer Aggressive Growth Fund/VA seeks capital appreciation by investing in companies believed to have significant growth potential.

Oppenheimer Bond Fund/VA

The Oppenheimer Bond Fund/VA seeks, primarily, high current income, and secondarily, capital growth. It invests mainly in investment-grade debt securities.

Oppenheimer Capital Appreciation Fund/VA

The Oppenheimer Capital Appreciation Fund/VA seeks capital appreciation by investing mainly in equity securities of well-known, established companies.

Oppenheimer Global Securities Fund/VA

The Oppenheimer Global Securities Fund/VA seeks long-term capital appreciation. It invests a substantial portion of its assets in securities of foreign issuers, “growth—type” companies, cyclical industries and special situations considered to have appreciation possibilities. It invests mainly in common stocks of U.S. and foreign issuers.

Oppenheimer High Income Fund/VA

The Oppenheimer High Income Fund/VA seeks a high level of current income. It invests mainly in lower-rated, high-yield, fixed-income securities, commonly known as “junk bonds.” They are subject to a greater risk of loss of principal and non-payment of interest than are higher-rated securities.

Oppenheimer Main Street® Growth & Income Fund/VA

The Oppenheimer Main Street Growth & Income Fund/VA seeks high total return (which includes share-value growth and current income) from equity and debt securities. It invests mainly in common stocks of U.S. companies.

Oppenheimer Strategic Bond Fund/VA

The Oppenheimer Strategic Bond Fund/VA seeks a high level of current income principally derived from interest on debt securities. It invests in three market sectors: debt securities of foreign governments and companies; U.S. Government securities; and lower-rated, high-yield securities of U.S. and foreign companies.

T. Rowe Price Equity Series, Inc.

T. Rowe Price Equity Series, Inc., is a diversified, open-end, investment company.

T. Rowe Price Mid-Cap Growth Portfolio

The T. Rowe Price Mid-Cap Growth Portfolio seeks long-term capital appreciation. It invests in stocks of mid-cap companies with potential for above-average earnings growth. T. Rowe Price defines mid-cap companies as those with market capitalizations within the range of companies in the S&P 400 Mid-Cap Index.

Franklin Templeton Variable Insurance Products Trust (“Franklin Templeton VIP Trust”)

The Franklin Templeton VIP Trust is an open-end, management investment company.

Templeton International Securities Fund (Class 2)

The Templeton International Securities Fund seeks long-term capital growth. The Fund invests primarily in the equity securities of companies located outside the U.S., including those in emerging markets.

The Investment Advisers and Sub-advisers

American Century Investment Management, Inc. (“American Century”), is the investment manager of American Century VP. American Century’s address is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111.

Deutsche Asset Management, Inc. (“DAMI”), serves as the investment adviser to Deutsche VIT Funds. Prior to May 1, 2001, Bankers Trust Company, an affiliate of DAMI, served as advisor to the fund.

Fidelity Management & Research Company (“FMR”) is the investment adviser to the Fidelity VIP Fund II. Beginning January 1, 2001, FMR Co., Inc. (“FMRC”), serves as sub-adviser for the fund. FMRC is primarily responsible for choosing investments for the fund. FMRC is a wholly owned subsidiary of FMR.

Goldman Sachs Asset Management (“GSAM”) serves as investment adviser to the Goldman Sachs VIT Capital Growth Fund. GSAM is located at 32 Old Slip, New York, New York 10005.

Janus Capital is the investment adviser to Janus Aspen. Janus Capital is located at 100 Fillmore Street, Denver, Colorado 80206-4928.

MassMutual serves as investment adviser to the MML Trust.

David L. Babson & Company Inc. (“Babson”), which is a controlled subsidiary of MassMutual, is the investment sub-adviser to the MML Blend Fund, MML Equity Fund, MML Managed Bond Fund, MML Money Market Fund, and MML Small Cap Value Equity Fund.

MassMutual entered into a sub-advisory agreement with Deutsche Asset Management, Inc. (“DAMI”). DAMI manages the investments of the MML Equity Index Fund. Prior to May 1, 2001, Bankers Trust Company, an affiliate of DAMI, served as sub-adviser to this fund.

MassMutual has entered into a sub-advisory agreement with Massachusetts Financial Services Company (“MFS”), whereby MFS manages the investments of the MML Growth Equity Fund.

MassMutual has entered into sub-advisory agreements with J.P. Morgan Investment Management, Inc. (“J.P. Morgan”), and Waddell & Reed Investment Management Company (“Waddell & Reed”), whereby J.P. Morgan and Waddell & Reed each manage a portion of the portfolio of the MML Small Cap Growth Equity Fund.

The Oppenheimer Funds are advised by OppenheimerFunds, Inc. (“OFI”). OFI is owned by Oppenheimer Acquisition Corporation, a holding company that is owned in part by senior officers of OFI and ultimately controlled by MassMutual. OFI is located at Two World Trade Center, 34th Floor, New York, New York 10048-0203.

T. Rowe Price Associates, Inc. (“T. Rowe Price”), was founded in 1937 and is the investment adviser to the T. Rowe Price Equity Series, Inc. T. Rowe Price has its principal business address at 100 East Pratt Street, Baltimore, Maryland 21202.

Templeton Investment Counsel, LLC (“TIC”), is the investment adviser to the Franklin Templeton VIT Trust. TIC is located at Broward Financial Centre, Suite 2100, Fort Lauderdale, Florida 33394.

Investment Options

IV. Other Policy Information

When We Pay Proceeds

If the policy has not terminated, we normally pay surrender, withdrawal, or loan proceeds, or the death benefit, within seven days after we receive all required documents in good order at our Administrative Office.

In addition, a death claim is not in good order until we have determined that it is valid. We investigate all death claims occurring within any two-year contestable period. We may investigate death claims occurring beyond the two-year contestable period. When we receive the information from a completed investigation, we generally determine within five days whether the claim is valid.

We pay interest on the death benefit from the date of death to the date of payment.

We can delay payment of the net surrender value or any withdrawal or loan from the Separate Account during any period when:

(i)	it is not reasonably practical to determine the amount because the New York Stock Exchange is closed (other than customary week-end and holiday closings); or

(ii)	trading is restricted by the SEC; or

(iii)	the SEC declares an emergency exists; or

(iv)	the SEC, by order, permits us to delay payment in order to protect our Owners.

Also, we can delay payment of the death benefit during such a period if:

•	the period begins on or before the date of the Insured’s death; and

•	the amount of the death benefit is based on the variable account value of the policy as of the date of the Insured’s death.

We may delay paying any net surrender value, any withdrawal, or any loan proceeds based on the GPA for up to six months from the date the request is received at our Administrative Office.

If we delay payment of a surrender or withdrawal for 30 days or more, we add interest to the date of payment at the same rate it is paid under the interest payment option.
Payment Options

We will pay the policy proceeds (the death benefit or the net surrender value) in cash. Or if you wish, we will pay all or part of these under one or more of the following payment options. The minimum amount that can be applied under a payment option is $5,000. If the periodic payment under any option is less than $50, we reserve the right to make payments at less-frequent intervals. None of these benefits depends on the performance of the Separate Account or the GPA. For additional information concerning these options, see the policy. The following payment options are currently available.
Installments for a Specified Period	Equal monthly payments for any period selected, up to 30 years. The amount of each payment depends on the total amount applied, the period selected, and the monthly income rates we are using when the first payment is due.

Life Income	Equal monthly payments based on the life of a named person. Payments will continue for the lifetime of that person. You can elect income with or without a minimum payment period.

Interest	We will hold any amount applied under this option. We will pay interest on the amount at an effective annual rate determined by us. This rate will not be less than 3%.
Other Policy Information
Installments of Specified Amount	Fixed amount payments. The total amount paid during the first year must be at least 6% of the total amount applied. We will credit interest each month on the unpaid balance and add this interest to the unpaid balance.
This interest will be an effective annual rate determined by us, but not less than 3%. Payments continue until the balance we hold is reduced to less than the agreed fixed amount. The last payment will be for the balance only.

Life Income with Payments Guaranteed for Amount Applied	Equal monthly payments based on the life of a named person. We will make payments until the total amount paid equals the amount applied, whether the named person lives until all payments have been made or not. If the named person lives beyond the payment of the total amount applied, we will continue to make monthly payments as long as the named person lives.

Joint Lifetime Income with Reduced Payments to Survivor	Monthly payments based on the lives of two named persons. We will make payments at the initial level while both are living, or for 10 years if longer.
When one dies (but not before the 10 years has elapsed), we will reduce the payments by one-third. Payments will continue at that level for the lifetime of the other. After the 10 years has elapsed, payments stop when both named persons have died.
Withdrawal Rights Under Payment Options. If provided in the payment option election, you may withdraw or apply under any other option all or part of the unpaid balance under the Fixed Amount or Interest Payment Option. You may not withdraw any part of the payments under the Specified Period Payment Option or payments that are based on a named person’s life.

Beneficiary

A Beneficiary is any person named on our records to receive insurance proceeds upon the insured’s death. The applicant names the Beneficiary in the application for the policy. You may name different classes of beneficiaries, such as primary and secondary. These classes set the order of payment. There may be more than one Beneficiary in a class.

You may change the Beneficiary during the Insured’s lifetime by writing to our Administrative Office. Generally, the change will take effect as of the date of the request. If no Beneficiary is living at the Insured’s death, unless provided otherwise, the death benefit is paid to you or, if deceased, to your estate.

Assignment

You may assign the policy as collateral for a loan or other obligation. For any assignment to be binding on us, however, we must receive a signed copy of it at our Administrative Office. We are not responsible for the validity of any assignment.

Limits on Our Right to Challenge the Policy

Except for any policy change or reinstatement requiring evidence of insurability, we cannot, in the absence of fraud, contest the validity of your policy after it has been in force during the Insured’s lifetime for two years after the Issue Date.

For any policy change or reinstatement requiring evidence of insurability, we cannot, in the absence of fraud, contest the validity of the change or reinstatement after it has been in effect for two years during the lifetime of the Insured.

Error of Age or Gender

If the Insured’s age or gender is misstated in the policy application, we will adjust the death benefit we pay under the policy based on what the policy would provide based on the most recent Monthly Charge for the correct date of birth and correct gender.

Suicide

Suicide within two years of the Policy Date is not covered by the policy. If the Insured dies by suicide, while sane or insane, within two years from the Issue Date or Reinstatement Date, the policy will terminate. We will refund the amount of all premiums paid, less any withdrawals and policy debt. If the Insured dies by suicide, while sane or insane, within two years after the effective date of any increase in the Face Amount, the increase will terminate and we will refund the monthly charges for that increase. However, if a refund was payable as the result of suicide during the first two years following the Issue Date or the Reinstatement Date of the policy, there is no additional refund for any Face Amount increase.

Additional Benefits You Can Get by Rider

You can obtain additional benefits if you request them and qualify for them. We provide additional benefits by riders. Additional benefits are subject to the terms of both the rider and the policy. The cost of any rider is deducted as part of the monthly charges. Subject to state availability, the following riders are available.

Substitute Of Insured Rider. This rider allows you to substitute a new insured in place of the current Insured under the policy. A substitute of Insured is allowed if the policy is in force, you have an insurable interest in the life of the substitute insured, the substitute insured is age 80 or younger on the date of substitution, and the age of the substitute insured on the Policy Date is within the issue age range allowed for this policy on the Policy Date.

An application and evidence of insurability satisfactory to us is required for the substitute insured.

All monthly charges after the substitution of insured will be based on the life and risk class of the substitute insured.

The rider terminates upon the current Insured’s Attained Age 75, at the time of the exercise of the rider, if this policy is changed to a different policy under which this rider is not available, or if this policy terminates.

This rider is included automatically with the policy. There is no charge for the rider.

Substituting a new insured under the policy may have adverse tax consequences under current federal tax law. Please consult your tax adviser.

Other Insured Rider. This rider provides level term insurance on the life of the base policy Insured and/or another insured. The coverage for the insured under the rider is convertible for a limited amount of time.

While the other insured is living and prior to the other insured’s attained age 70, the rider may be fully or partially converted to a flexible premium adjustable variable life policy offered at the time of conversion. The cost for the new policy will be based on the other insured’s attained age at the time of conversion. No evidence of insurability is required to convert the rider coverage.

If the insured under the rider is not the base policy Insured, the rider may be converted upon the death of the Insured (but only before attained age 70 of the other insured).

The rider terminates when the other insured reaches attained age 100, if the policy is changed to another policy under which this rider is not available, or if the policy terminates.

The monthly charge for this rider is a rate per $1,000 of rider face amount for the other insured.
Other Policy Information

Guaranteed Insurability Rider. This rider provides the right to increase the face amount of this policy without evidence of insurability on certain option dates as defined in the rider.

The rider terminates after the last option date as defined in the rider, if the face amount of this policy is decreased for any reason, if the policy is changed to another policy under which this rider is not available, or if the policy terminates.

There is a monthly charge for this rider. It is a rate per $1,000 of rider option amount.

Disability Benefit Rider. This rider provides a disability benefit while the Insured is totally disabled as defined in the rider. The rider provides the following monthly benefits if the Insured becomes totally disabled.

We will credit an amount to the account value equal to the specified benefit amount shown on the policy specification page for this rider. This amount will be treated as a net premium.

We also will waive the monthly charges due for this policy.

The benefits will be provided after the Insured has been totally disabled for four months and all conditions of the rider have been met.

The benefits under the rider end once the Insured is no longer totally disabled, satisfactory proof of continued disability is not provided to us as required, or the day before the Insured’s Attained Age 65, unless total disability began before the Insured’s Attained Age 60 in which case the waiver part of the monthly benefit will continue beyond Attained Age 65 while the Insured remains totally disabled.

There is a monthly charge for this rider based on both the specified benefit amount and the waiver of monthly charges. The charge rates are based on the Attained Age, gender, and risk class of the Insured and on the benefits provided.

Waiver Of Monthly Charges Rider. Under this rider, we will waive the monthly charges due for the policy while the Insured is totally disabled as defined in the rider.

The benefit will be provided once the Insured has been totally disabled for four months and all the provisions of the rider have been met. The benefits will end when the Insured is no longer totally disabled, satisfactory proof of continued total disability is not given to us as required, or the day before the Insured’s Attained Age 65 if the disability began when the Insured was Attained Age 60 or older.

There is a monthly charge for this rider. The charge rate is based on the Insured’s Attained Age, gender, and risk class.

Sales and Other Agreements

MML Distributors, LLC (“MML Distributors”), 1414 Main Street, Springfield, Massachusetts 01144-1013, is the principal underwriter of the policy. MML Investors Services, Inc. (“MMLISI”), at the same address serves as the co-underwriter of the policy. Both MML Distributors and MMLISI are registered with the SEC as broker-dealers and are members of the National Association of Securities Dealers, Inc. (the “NASD”).

MML Distributors may have selling agreements with other broker-dealers that are registered with the SEC and are members of the NASD (“selling brokers”). We sell the policy through agents who are licensed by state insurance officials to sell the policy. These agents also are registered representatives of selling brokers or of MMLISI. We intend to offer the policy in California and New York.

We also may contract with independent third party broker-dealers who may assist us in finding broker-dealers to offer and sell the policies. These third parties also may provide training, marketing and other sales related functions for us and other broker-dealers. And they may provide certain administrative services to us in connection with the policies.

MML Distributors does business under different variations of its name; including the name MML Distributors, L.L.C. in the states of Illinois, Michigan, Oklahoma, South Dakota and Washington; and the name MML Distributors, Limited Liability Company in the states of Maine, Ohio and West Virginia.

Both MML Distributors and MMLISI receive compensation for their activities as underwriters of the policy.

Agents who sell these policies will receive commissions based on certain commission schedules and rules. We pay some commissions as a percentage of the premium paid in each year of coverage. These commissions distinguish between premiums up to the Target Premium and premiums paid in excess of the Target Premium. The Target Premium is based on the Issue Age, gender, and risk classification of the Insured. We also pay commissions as a percentage of the average monthly account value in each Policy Year. The maximum commission percentages are as follows.

For coverage year 1, 50% of premium paid up to the Target Premium and 3% of premium paid in excess of the Target Premium; for coverage years 2 through 5, 5% of premium paid up to the Target Premium and 3% of premium paid in excess of the Target Premium; for coverage years 6 through 10, 3% of all premium paid; and for coverage years 11 and beyond, 1% of all premium paid. Also, for Policy Years 2 and beyond, 0.15% of the average monthly account value during the Year.

We may compensate agents who have financing agreements with general agents of MassMutual differently. Agents who meet certain productivity and persistency standards in selling MassMutual policies are eligible for additional compensation. General agents and district managers who are registered representatives of MMLISI also may receive commission overrides, allowances and other compensation.

We may pay independent, third-party broker-dealers who assist us in finding broker-dealers to offer and sell the policies compensation based on premium payments for the policies. In addition, some sales personnel may receive various types of non-cash compensation as special sales incentives, including trips and educational and/or business seminars.

While the compensation we pay to broker-dealers for sales of policies may vary with the sales agreement and level of production, the compensation generally is expected to be comparable to the aggregate compensation we pay to agents and general agents.
Other Policy Information

V. Other Information

MassMutual

MassMutual is a mutual life insurance company chartered in 1851 under the laws of Massachusetts. Its Home Office is located in Springfield, Massachusetts. MassMutual is licensed to transact life, accident, and health business in all fifty states of the United States, the District of Columbia, Puerto Rico, and certain provinces of Canada. As of December 31, 2000, MassMutual had consolidated statutory assets in excess of $73 billion and estimated total assets under management of $213.1 billion.

MassMutual’s Tax Status. MassMutual is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986 (the “Code”). The segment and the Separate Account are part of MassMutual.

Due to our current tax status, we do not charge the segment for our federal income taxes that may be a result of activity of the segment. Periodically, we review the question of a charge to the segment for our federal income taxes. In the future, we may impose a charge for any federal income taxes we pay resulting from activity of the segment. Depending on the method of calculating interest on policy values allocated to the Guaranteed Principal Account, we may charge for the policy’s share of our federal income taxes that are a result of activity of the GPA.

Under current laws, we may have to pay state or local taxes (in addition to premium taxes). At present, these taxes are not significant. We reserve the right to charge the Separate Account for such taxes, if any, resulting from activity of the Separate Account.

Annual Reports

MassMutual maintains the records and accounts relating to the Separate Account, the segment and the divisions. Each year within the 30 days following the Policy Anniversary Date, we will mail you a report showing:

(i)	the account value at the beginning of the previous Policy Year,

(ii)	all premiums paid since that time,

(iii)	all additions to and deductions from the account value during the year, and

(iv)	the account value, death benefit, net surrender value and policy debt as of the last Policy Anniversary Date.

This report may contain additional information if required by any applicable law or regulation.

Federal Income Tax Considerations

The information in this prospectus is general and is not an exhaustive discussion of all tax questions that might arise under the policy. It also is not intended as tax advice. In addition, we do not profess to know the likelihood the current federal income tax laws and Treasury Regulations or of the current interpretations of the Internal Revenue Service will continue. We cannot make any guarantee regarding the future tax treatment of any policy. We reserve the right to make changes in the policy to assure that it continues to qualify as life insurance for tax purposes.

For complete information on any tax issue, we urge you to consult a qualified tax adviser. No attempt is made in this prospectus to consider any applicable state or other tax laws.

Policy Proceeds and Loans. We believe the policy meets the Internal Revenue Code (“IRC”) definition of life insurance. Therefore, the death benefit under the policy generally is excludible from the Beneficiary’s gross income under federal tax law, and the gain accumulated in the contract is not taxed until withdrawn or otherwise accessed. Gain withdrawn from a policy is taxed as ordinary income.

The following information applies only to a policy that is not a modified endowment contract (“MEC”) under federal tax law. See Modified Endowment Contracts below for information about MECs.

As a general rule, withdrawals are taxable only to the extent that the amounts received exceed your cost basis in the policy. Cost basis equals the sum of the premiums and other consideration paid for the policy less any prior withdrawals under the policy that were not subject to income taxation. For example, if your cost basis in the policy is $10,000, amounts received under the policy will not be taxable as income until they exceed $10,000; then, only the excess over $10,000 is taxable.

However, special rules apply to certain withdrawals associated with a decrease in the policy Face Amount. The IRC provides that if:

•	there is a reduction of benefits during the first 15 years after a policy is issued, and

•	there is a cash distribution associated with the reduction,

you may be taxed on all or a part of the amount distributed. After 15 years, cash distributions are not subject to federal income tax, except to the extent they exceed your cost basis.

If you surrender the policy for its net surrender value, all or a portion of the distribution may be taxable as income. The distribution represents income to the extent the value received exceeds your cost basis in the policy. For this calculation, the value received is equal to the account value, reduced by any surrender charges, but not reduced by any outstanding policy debt. Therefore, if there is a loan on the policy when it is surrendered, the loan will reduce the cash actually paid to you but will not reduce the amount you must include in your income as a result of the surrender.

A change of the Owner or the Insured, or an exchange or assignment of the policy, may cause the Owner to recognize taxable income.

We believe that, under current tax law, any loan taken under the policy will be treated as policy debt of the Owner. If your policy is not a MEC, the loan will not be considered income to you when received.

Interest on policy loans used for personal purposes generally is not tax-deductible. However, you may be able to deduct this interest if the loan proceeds are used for “trade for business” or “investment” purposes, provided that you meet certain narrow criteria.

If the Owner is a corporation or other business, additional restrictions may apply. For example, there are limits on interest deductions available for loans against a business-owned policy. In addition, the IRC restricts the ability of a business to deduct interest on debt totally unrelated to any life insurance, if the business holds a cash value policy on the life of certain insureds. The alternative minimum tax (“AMT”) may apply to the gain accumulated in a policy held by a corporation. The corporate AMT may apply to a portion of the amount by which death benefits received exceed the policy’s net surrender value on the date of the second death.

The impact of federal income taxes on values under the policy and on the benefit to you or your Beneficiary depends on MassMutual’s tax status and on the tax status of the individual concerned. We currently do not make any charge against the Separate Account for federal income taxes. We may make such a charge eventually in order to recover the future federal income tax liability to the Separate Account.
Other Information

Federal estate and gift taxes, state and local estate taxes, and other taxes depend on the circumstances of each Owner or Beneficiary.

Investor Control. There are a number of tax benefits associated with variable life insurance policies. Gains on the net investment experience of the Separate Account are deferred until withdrawn or otherwise accessed, and gains on transfers also are deferred. For these benefits to continue, the policy must continue to qualify as life insurance. In addition to other requirements, federal tax law dictates that the insurer, and not the policy Owner, have control of the investments underlying the various divisions for the policy to qualify as life insurance.

You may make transfers among divisions of the Separate Account, but you may not direct the investments each division makes. If the IRS were to conclude that you, as the investor, have control over these investments, then the policy would no longer qualify as life insurance and you would be taxed on the gain in the policy as it is earned rather than when it is withdrawn or otherwise accessed.

The IRS has provided some guidance on investor control, but many issues remain unclear. One such issue is whether a policy Owner can have too much investor control if the variable life policy offers a large number of investment divisions in which to invest account values. We do not know if the IRS will provide any further guidance on the issue. We do not know if any such guidance would apply retroactively to policies already in force.

Consequently, we reserve the right to further limit net premium allocations and transfers under the policy, so that it will not lose its qualification as life insurance due to investor control.

Modified Endowment Contracts. If a policy is a modified endowment contract (“MEC”) under federal tax law, loans, withdrawals, and other amounts distributed under the policy are taxable to the extent of any income accumulated in the policy. The policy income is the excess of the account value (both loaned and unloaned) over your cost basis. For example, if your cost basis in the policy is $10,000 and the account value is $15,000, then all distributions up to $5,000 (the accumulated policy income) are immediately taxable as income when withdrawn or otherwise accessed. The collateral assignment of a MEC is also treated as a taxable distribution. Death benefits paid under a MEC, however, are not taxed any differently than death benefits payable under other life insurance contracts.

If any amount is taxable as a distribution of income under a MEC, it will also be subject to a 10% penalty tax. There are a few exceptions to the additional penalty tax for distributions to individual Owners. The penalty tax will not apply to distributions:

(i)	made on or after the date the taxpayer attains age 59 1 /2; or

(ii)	made because the taxpayer became disabled; or

(iii)
made as part of a series of substantially equal periodic payments paid for the life or life expectancy of the taxpayer, or the joint lives or joint life expectancies of the taxpayer and the taxpayer’s beneficiary. These payments must be made at least annually.

A policy is a MEC if it satisfies the IRC definition of life insurance but fails the
“7-pay test.” A policy fails this test if:

•	the accumulated amount paid under the contract at any time during the first seven contract years exceeds

•	the total premiums that would have been payable for a policy providing the same benefits guaranteed after the payment of seven level annual premiums.

A life insurance policy may pass the 7-pay test and still be taxed as a MEC if it is received in a tax-deferred exchange for a MEC.

Other Information

If certain changes are made to a policy, we will retest it to determine if it has become a MEC. For example, if you reduce the death benefit, we will retest the policy using the lower benefit amount. If the reduction in death benefit causes the policy to become a MEC, this change is effective retroactively to the Policy Year in which the actual premiums paid exceed the new, lower 7-pay limit.

We will retest whenever there is a “material change” to the policy while it is in force. If there is a material change, a new 7-pay test period begins at that time. The term “material change” includes certain increases in death benefits.

Since the policy provides for flexible premium payments, we have procedures for determining whether increases in death benefits or additional premium payments cause the start of a new seven-year test period or the taxation of distribution and loans.

Once a policy fails the 7-pay test, loans and distributions taken in the year of failure and in future years are taxable as distributions from a MEC. In addition, the IRS has authority to apply the MEC taxation rules to loans and other distributions received in anticipation of the policy’s failing the 7-pay test. The IRC provides that a loan or distribution, if taken within two years prior to the policy’s becoming a MEC, shall be treated as received in anticipation of failing the 7-pay test. However, the IRS has not exercised its authority to extend the MEC tax rules to any distributions received in a year prior to the one in which the policy became a MEC.

Under current circumstances, a loan, collateral assignment, or other distribution under a MEC may be taxable even though it exceeds the amount of income accumulated in that particular policy. For purposes of determining the amount of income received from a MEC, the law considers the total of all income in all the MECs issued within the same calendar year to the same Owner by an insurer and its affiliates. Loans, collateral assignments, and distributions from any one MEC are taxable to the extent of this total income.

Qualified Plans. The policy may be used as part of certain tax-qualified and/or ERISA employee benefit plans. Since the rules concerning the use of a policy with such plans are complex, you should not use the policy in this way until you have consulted a competent tax adviser. You may not use the policy as part of an Individual Retirement Account (IRA) or as part of a Tax-Sheltered Annuity (TSA) or Section 403(b) custodial account.

Your Voting Rights

You have the right to instruct us how to vote on questions submitted to the shareholders of the funds supporting the policy to the extent you have invested in these divisions.

Your right to instruct us is based on the number of shares of the funds attributable to your policy. The policy’s number of shares of the funds is determined by dividing the policy’s account value held in each division of the Separate Account by $100. Fractional votes are counted.

You receive proxy material and a form to complete giving us voting instructions. Shares of the funds held by the Separate Account for which we do not receive instructions are voted for or against any proposition in the same proportion as the shares for which we do receive instructions.

Reservation of Rights

We reserve the right to take certain actions. Specifically, we reserve the rights to:

•	Create new divisions of the Separate Account;

•	Create new Separate Accounts and new segments;

•	Combine any two or more Separate Accounts, segments or divisions;
Other Information

•	Make available additional or alternative divisions of the Separate Account investing in additional investment companies;

•
Invest the assets of the Separate Account in securities other than shares of the funds. These securities can be substitutes for fund shares already purchased or they can apply only to future purchases.

•	Operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;

•	De-register the Separate Account under the 1940 Act in the event such registration is no longer required;

•	Substitute one or more funds for other funds with similar investment objectives;

•	Delete funds or close funds to future investments; and

•	Change the name of the Separate Account.

We have reserved all rights to the name Massachusetts Mutual Life Insurance Company or any part of it. We may allow the Separate Account and other entities to use our name or part of it, but we also may withdraw this right.

Bonding Arrangement

An insurance company blanket bond is maintained providing $100 million coverage for directors, officers, employees, general agents and agents of MassMutual (subject to a $350,000 deductible).

Legal Proceedings

We are involved in litigation arising in and out of the normal course of business, including class action and purported class action suits which seek both compensatory and punitive damages. While we are not aware of any actions or allegations which should reasonably give rise to any material adverse effect, the outcome of litigation cannot be foreseen with certainty. It is the opinion of our management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect our financial position, results of operations, or liquidity.

Experts

The financial statements for the Variable Universal Life segment of Massachusetts Mutual Variable Life Separate Account I and the 2000 and 1999 audited statutory financial statements of MassMutual included in this prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein and elsewhere in the registration statement (which report on MassMutual expresses an unqualified opinion and includes an explanatory paragraph referring to the use of statutory accounting practices which differ from accounting principles generally accepted in the United States of America), and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP is located at City Place, 185 Asylum Street, Hartford, Connecticut 06103-3402.

The 1998 audited statutory financial statements of MassMutual were audited by auditors other than Deloitte & Touche LLP.

Craig Waddington, FSA, MAAA, Vice President and Actuary for MassMutual, has examined the illustrations in Appendix B of this prospectus. We filed his opinion on the illustrations as an exhibit to the registration statement filed with the SEC.

Other Information

Appendix A

Definition of Terms

Account Value: The sum of the variable account value and the fixed account value of the policy.

Administrative Office: Our Administrative Office is located at 1295 State Street,
Life Customer Service Hub, Springfield, Massachusetts 01111-0001.

Attained Age: The Issue Age of the Insured plus the number of completed Policy Years.

Beneficiary(ies): The person or persons specified by you to receive some or all of the death benefit at the Insured’s death.

Death Benefit: The amount paid following receipt of due proof of the Insured’s death. The amount is equal to the benefit provided by the Death Benefit Option in effect on the date of death less any policy debt outstanding and any due but unpaid premium needed to avoid policy termination.

Death Benefit Option: The policy offers three Death Benefit Options for determination of the amount of the death benefit. The Death Benefit Option is elected at time of application and, subject to certain requirements, may be changed at a later date.

Expense Premium: An amount used to determine the Premium Expense Charges. For the Initial Face Amount, the Expense Premium is based on the Issue Age, gender, and risk classification of the Insured. For each increase in Face Amount, the Expense Premium is based on the age, gender and risk classification of the Insured on the effective date of the increase.

Fixed Account Value: The current account value that is allocated to the Guaranteed Principal Account.

Good Order: Generally, “in good order” means that we have received everything we need to process the transaction. For example, we may need certain forms completed and signed before we can process a transaction. Likewise, we cannot process certain financial transactions until we have received funds with proper instructions and authorizations.

Guaranteed Principal Account (“GPA”): Part of our general investment account, the GPA is a fixed account to and from which you may make allocations and transfers.

Initial Face Amount: The amount of insurance coverage issued under the policy. Subject to certain limitations, you may change the Face Amount after issue.

Insured: The person whose life this policy insures.

Issue Age: The age of the Insured at his or her birthday nearest the Policy Date.

Issue Date: The date on which the policy is actually issued; it is also the date the suicide and contestability periods begin.

Minimum Death Benefit: The death benefit determined in accordance with the applicable Death Benefit Compliance Test. The applicable Test is either the Cash Value Test or the Guideline Premium Test, as chosen at the time of application.

Monthly Charge Date: The monthly date on which the monthly charges for the policy are due. The first Monthly Charge Date is the Policy Date, and subsequent Monthly Charge Dates are on the same day of each succeeding calendar month.

Monthly Charges: The charges assessed against the policy account value each month.

Net Premium: The premium payment we receive in good order, minus the Premium Expense Charge.
1
Appendix A

Net Surrender Value: The amount payable to an Owner upon surrender of the policy. It is equal to the account value less any surrender charges that apply and less any policy debt.

Notice: A notification, in a form satisfactory to us, that we receive at our Administrative Office. A notice usually must be written, but we may accept notices by other means.

If we accept a notice by telephone, facsimile, or electronic mail, we will take reasonable steps to confirm that the notification is in a form satisfactory to us. For example, we may record all notices accepted by telephone. If you incur a loss due to unauthorized or fraudulent notification, we may be liable for the loss if caused by our failure to take these steps.

Owner: The person or entity that owns the policy.

Policy: The flexible premium adjustable variable life insurance policy offered by MassMutual and described in this Prospectus.

Policy Anniversary Date: An anniversary of the Policy Date.

Policy Date: The date shown on the policy that is the starting point for determining Policy Anniversary Dates, Policy Years, and Monthly Charge Dates.

Policy Debt: All outstanding policy loans plus accrued loan interest.

Policy Year: A twelve-month period commencing with the Policy Date or a Policy Anniversary Date.

Request: A notice asking for a change or an additional benefit. We may require that this notice be in good order.

Separate Account: The policy’s designated segment of the “Massachusetts Mutual Variable Life Separate Account I” established by MassMutual under the laws of Massachusetts and registered as a unit investment trust with the Securities and Exchange Commission under 1940 Act. The Separate Account is used to receive and invest net premiums for this policy.

Target Premium: The level of premium payments used to determine commission payments and surrender charges. The Target Premium is based on the Issue Age, gender, and risk classification of the Insured. It is equal to the Expense Premium.

Valuation Date: A date on which the net asset value of the units of each division of the Separate Account is determined. Generally, this will be any date on which the New York Stock Exchange (or its successor) is open for trading.

Variable Account Value: The total of the values of the accumulation units credited to the policy in each division of the Separate Account multiplied by your number of units in that division.

We, us, our: Refer to MassMutual.

Year of Coverage: For the Initial Face Amount, each Policy Year is a Year of Coverage. For any increase in the Face Amount, each Year of Coverage is measured from the effective date of the increase.

You, your: Refer to the Owner of the policy.
Appendix A

Appendix B

Examples of the Impact of the Account Value and Premiums on the Policy Death Benefit

Example I ~ Death Benefit Option 1

Assume the following:

•	Face Amount is $1,000,000

•	Account value is $50,000

•	Minimum death benefit is $219,000

•	No policy debt

Based on these assumptions,

•	the death benefit is $1,000,000.

If the account value increases to $80,000 and the minimum death benefit increases to $350,400,

•	the death benefit remains at $1,000,000.

If the account value decreases to $30,000 and the minimum death benefit decreases to $131,400,

•	the death benefit still remains at $1,000,000.

Example II ~ Death Benefit Option 2

Assume the following:

•	Face Amount is $1,000,000

•	Account value is $50,000

•	Minimum death benefit is $219,000

•	No policy debt

Based on these assumptions,

•	the death benefit is $1,050,000 (Face Amount plus account value).

If the account value increases to $80,000 and the minimum death benefit increases to $350,400,

•	the death benefit will increase to $1,080,000.

If the account value decreases to $30,000 and the minimum death benefit decreases to $131,400,

•	the death benefit will decrease to $1,030,000.

Example III ~ Death Benefit Option 3

Assume the following:

•	Face Amount is $1,000,000

•	Account value is $50,000

•	Minimum death benefit is $219,000

•	No policy debt

•	Premiums paid under the policy to-date total $40,000

Based on these assumptions,

•	the death benefit is $1,040,000 (Face Amount plus Premiums paid).

If you pay an additional $30,000 of premium and the account value increases to $80,000 and the minimum death benefit increases to $350,400,

•	the death benefit will increase to $1,070,000.

Examples of Death Benefit Option Changes

Example I ~ Change from Option 2 to Option 1

For a change from Option 2 to Option 1, the Face Amount is increased by the amount of the account value on the effective date of the change.

For example, if the policy has a Face Amount of $500,000 and an account value of $25,000, the death benefit under Option 2 is equal to the Face Amount plus the account value, or $525,000. If you change from Option 2 to Option 1, the death benefit under Option 1 is equal to the policy Face Amount. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Face Amount will be increased from $500,000 under Option 2 to $525,000 under Option 1 and the death benefit after the change will remain at $525,000.

Example II ~ Change from Option 3 to Option 1

For a change from Option 3 to Option 1, the Face Amount is increased by the amount of the premiums paid to the effective date of the change.

For example, if a policy has a Face Amount of $500,000, and premium payments of $12,000 have been made to-date, the death benefit under Option 3 is equal to the Face Amount plus the premiums paid, or $512,000. If you change from Option 3 to Option 1, the death benefit under Option 1 is equal to the Face Amount. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Face Amount will be increased from $500,000 under Option 3 to $512,000 under Option 1 and the death benefit after the change will remain at $512,000.

Example III ~ Change from Option 1 to Option 2

For a change from Option 1 to Option 2, the Face Amount will be decreased by the amount of the account value on the effective date of the change.

For example, if the policy has a Face Amount of $700,000 and an account value of $25,000, under Option 1 the death benefit is equal to the Face Amount, or $700,000. If you change from Option 1 to Option 2, the death benefit under Option 2 is equal to the Face Amount plus the account value. Since the death benefit does not change as the result of a Death Benefit Option change, the Face Amount will be decreased by $25,000 to $675,000, and the death benefit under Option 2 after the change will remain $700,000.

Example IV ~ Change from Option 1 to Option 3

For a change from Option 1 to Option 3, the Face Amount will be decreased by the amount of the premiums paid to the effective date of the change.

For example, if the policy has a Face Amount of $700,000 and premiums paid to-date are $30,000, the death benefit under Option 1 is equal to the Face Amount, or $700,000. If you change from Option 1 to Option 3, the death benefit under Option 3 is equal to the Face Amount plus the premiums paid to-date. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Face Amount will be decreased from $700,000 under Option 1 to $670,000 under Option 3 and the death benefit after the change will remain at $700,000.

Example V ~ Change from Option 2 to Option 3, or from Option 3 to Option 2

For a change from Option 2 to Option 3 or from Option 3 to Option 2, the Face Amount is changed (increased or decreased) by the difference between the account value and the premiums paid to-date.

For example, if the policy has a Face Amount of $1,000,000 and an account value of $70,000 and premiums paid of $25,000, the death benefit under Option 2 is equal to the Face Amount plus the account value, or $1,070,000. If you change from Option 2 to Option 3, the death benefit under Option 3 is equal to the Face Amount plus the premiums paid to-date. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Face Amount will be increased by the difference between the account value and the premiums paid, or $45,000, to $1,045,000 under Option 3, maintaining a death benefit of $1,070,000.

A similar type of change would be made for a change from Option 3 to Option 2.
Appendix B

Illustration of Death Benefits, Net Surrender Values, and Accumulated Premiums

The following tables illustrate the way in which a policy operates. They show how the death benefit and net surrender value could vary over an extended period of time assuming the funds experience hypothetical gross rates of investment return (i.e., investment income and capital gains and losses, realized or unrealized), equal to constant gross annual rates of 0%, 6%, and 12%. The tables are based on annual premium payments of $1,200 for a Select Preferred Male age 35. Select Preferred is currently our best risk classification. Separate tables are shown for the current and guaranteed schedules of charges. These tables will assist in the comparison of death benefits and net surrender values for the policy with those of other variable life policies.

The death benefits and net surrender values for a policy would be different from the amounts shown if:

•	the rates of return averaged 0%, 6%, and 12% over a period of years, but varied above and below that average in individual Policy Years

•	any policy loans were made during the period of time illustrated

•	the rates of return for all funds averaged 0%, 6%, and 12% but varied above or below that average for particular funds.

The death benefits and net surrender values shown in Table 1 reflect the following current charges:

•	Administrative charges of $6 per month per policy in all years.

•	Face Amount Charges of $0.13 per month per $1,000 of Face Amount in Coverage Years 1-5.

•	Insurance Charges based on the current rates we are charging for Select Preferred, fully underwritten risks.

•	Mortality and Expense Risk Charges of 0.55% on an annual basis of the daily net asset value of the Separate Account in all Policy Years.

•	Fund level expenses of 0.70% on an annual basis of the net asset value of the Separate Account. These expenses represent the unweighted average of all fund expenses.

The death benefits and net surrender values shown in Table 2 reflect the following maximum policy and Separate Account policy and Separate Account charges as well as the current fund level expenses:

•	Administrative charges equal to $12 per month per policy in all years.

•	Face Amount Charges of $0.13 per month per $1,000 of Face Amount in Coverage Years 1-5.

•	Insurance Charges based on the Commissioners 1980 Standard Ordinary Nonsmoker Mortality Table.

•	Mortality and Expense Risk Charges equal to 0.90% on an annual basis of the daily net asset value of the Separate Account in all years.

Net surrender values shown in the Tables reflect the deduction of surrender charges in the first 10 Policy Years. The surrender charge in the first year is 140% of the Target Premium or $50 per $1,000 of Face Amount if less. In each of Years two through 14, the surrender charge is equal to the surrender charge in the prior year reduced by 1/14th of the surrender charge in the first year.

Taking the current Mortality and Expense Risk Charge and the average fund level expenses into account, the gross rates of 0%, 6%, and 12% are (1.24%), 4.68%, and 10.61%, respectively, on a net basis.
3
Appendix B

TABLE 1

Flexible Premium Adjustable Variable Life Insurance Policy

Male Issue Age 35, Select Preferred	$1,200 Annual Premium
Death Benefit Option 1	$100,000 Initial Face Amount
Current Schedule of Charges	Guideline Premium Test

		Death Benefit Assuming Hypothetical Gross Annual Investment Return of:			Net Surrender Value Assuming Hypothetical Gross Annual Investment Return of:

End of Policy Year	Premiums Accumulated at 5% Interest Per Year	0%	6%	12%	0%	6%	12%

1	$1,260	$100,000	$100,000	$100,000	$0	$0	$0

2	$2,583	$100,000	$100,000	$100,000	$624	$792	$968

3	$3,972	$100,000	$100,000	$100,000	$1,496	$1,827	$2,186

4	$5,431	$100,000	$100,000	$100,000	$2,358	$2,907	$3,527

5	$6,962	$100,000	$100,000	$100,000	$3,210	$4,034	$5,002

6	$8,570	$100,000	$100,000	$100,000	$4,187	$5,349	$6,768

7	$10,259	$100,000	$100,000	$100,000	$5,142	$6,712	$8,705

8	$12,032	$100,000	$100,000	$100,000	$6,077	$8,126	$10,830

9	$13,893	$100,000	$100,000	$100,000	$7,002	$9,605	$13,176

10	$15,848	$100,000	$100,000	$100,000	$7,907	$11,140	$15,755

15	$27,189	$100,000	$100,000	$100,000	$12,237	$19,883	$33,265

20	$41,663	$100,000	$100,000	$100,000	$15,868	$30,374	$61,772

25	$60,136	$100,000	$100,000	$146,025	$18,863	$43,305	$108,974

30	$83,713	$100,000	$100,000	$227,657	$20,923	$59,261	$186,604

35	$113,804	$100,000	$100,000	$364,295	$21,679	$79,297	$314,048

40	$152,208	$100,000	$112,426	$560,381	$20,475	$105,071	$523,721

45	$201,222	$100,000	$144,491	$913,643	$16,109	$137,611	$870,136

50	$263,778	$100,000	$186,708	$1,508,589	$6,193	$177,818	$1,436,752

	Account Value Assuming Hypothetical Gross Annual Investment Return of:

End of Policy Year	0%	6%	12%

1	$825	$883	$942

2	$1,641	$1,809	$1,984

3	$2,436	$2,767	$3,126

4	$3,221	$3,770	$4,390

5	$3,986	$4,810	$5,778

6	$4,887	$6,049	$7,468

7	$5,765	$7,335	$9,328

8	$6,624	$8,673	$11,376

9	$7,472	$10,075	$13,646

10	$8,301	$11,534	$16,149

15	$12,237	$19,883	$33,265

Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.
Appendix B

TABLE 2

Flexible Premium Adjustable Variable Life Insurance Policy

Male Issue Age 35, Select Preferred	$1,200 Annual Premium
Death Benefit Option 2	$100,000 Initial Face Amount
Maximum Policy and Separate Account	Guideline Premium Test
Charges and Current Fund Level Charges

		Death Benefit Assuming Hypothetical Gross Annual Investment Return of:			Net Surrender Value Assuming Hypothetical Gross Annual Investment Return of:

End of Policy Year	Premiums Accumulated at 5% Interest Per Year	0%	6%	12%	0%	6%	12%

1	$1,260	$100,000	$100,000	$100,000	$0	$0	$0

2	$2,583	$100,000	$100,000	$100,000	$246	$389	$538

3	$3,972	$100,000	$100,000	$100,000	$926	$1,200	$1,499

4	$5,431	$100,000	$100,000	$100,000	$1,586	$2,033	$2,541

5	$6,962	$100,000	$100,000	$100,000	$2,235	$2,898	$3,680

6	$8,570	$100,000	$100,000	$100,000	$3,006	$3,932	$5,068

7	$10,259	$100,000	$100,000	$100,000	$3,751	$4,992	$6,576

8	$12,032	$100,000	$100,000	$100,000	$4,470	$6,081	$8,217

9	$13,893	$100,000	$100,000	$100,000	$5,161	$7,196	$10,003

10	$15,848	$100,000	$100,000	$100,000	$5,824	$8,339	$11,949

15	$27,189	$100,000	$100,000	$100,000	$8,670	$14,464	$24,705

20	$41,663	$100,000	$100,000	$100,000	$10,096	$20,766	$44,373

25	$60,136	$100,000	$100,000	$102,360	$9,870	$27,254	$76,388

30	$83,713	$100,000	$100,000	$156,678	$6,943	$33,306	$128,425

35	$113,804	$0	$100,000	$244,529	$0	$37,577	$210,801

40	$152,208	$0	$100,000	$365,936	$0	$37,370	$341,996

45	$201,222	$0	$100,000	$581,333	$0	$25,271	$553,651

50	$263,778	$0	$0	$927,626	$0	$0	$883,454

	Account Value Assuming Hypothetical Gross Annual Investment Return of:

End of Policy Year	0%	6%	12%

1	$640	$691	$743

2	$1,262	$1,405	$1,554

3	$1,866	$2,140	$2,439

4	$2,449	$2,897	$3,404

5	$3,011	$3,674	$4,456

6	$3,706	$4,632	$5,768

7	$4,374	$5,615	$7,199

8	$5,017	$6,627	$8,764

9	$5,631	$7,666	$10,473

10	$6,218	$8,733	$12,343

15	$8,670	$14,464	$24,705

Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.
5
Appendix B
Appendix C

Rates of Return

From time to time, we may report different types of historical performance for the divisions of the Separate Account available under the policy. See Table 1 for an example. These returns will reflect deductions for management fees and all other operating expenses of the underlying investment funds and an annual deduction for the Mortality and Expense Risk Charge. These returns do not reflect any policy charges, which, if included, would reduce the returns.

On request, we will provide an illustration of account values and net surrender values for hypothetical Insureds of given ages, gender, risk classifications, premium levels and Initial Face Amounts. We will base the illustration either on actual historic fund performance or on a hypothetical investment return. The hypothetical return will be between 0% and 12%. The illustration will show how the death benefit and net surrender value could vary over an extended period of time assuming the funds experience hypothetical gross rates of investment return (i.e., investment income and capital gains and losses, realized or unrealized). The net surrender value figures will assume all fund charges, the Mortality and Expense Risk Charge, and all other policy charges are deducted. The account value figures will assume all charges except the surrender charge are deducted.

We also may distribute sales literature comparing the divisions of the Separate Account to established market indices, such as the Standard & Poor’s 500 Stock Index and the Dow Jones Industrial Average. These comparisons may show the percentage change in the net asset values of the funds or in the Accumulation Unit Values. We also may make comparisons to the percentage change in values of other mutual funds with investment objectives similar to those of the divisions of the Separate Account being compared.

From time to time, we may report different types of historical performance for the investment funds (after deduction of investment management fees and direct operating expenses) underlying each division of the Separate Account. See Table 2 for example. These rates do not reflect:

•	the Mortality and Expense Risk Charges assessed against the Separate Account

•	deductions from premiums or monthly charges assessed against the account value of the policies

•	the policy’s surrender charges

Therefore, these rates are not illustrative of how actual investment performance will affect the benefits under the policy (see, however, Illustration of Death Benefits, Net Surrender Values, and Accumulated Premiums, Appendix B). The rates of return shown are not necessarily indicative of future performance; actual rates may be higher or lower than those shown. You may consider these rates of return, however, in assessing the competence and performance of the investment advisers.
Appendix C

TABLE 1
Average Annual Total Return Rates – Divisions of the Separate Account
As of December 31, 2000

Average Annual Total Return Rates for each division are the Average Annual Total Return Rates for the underlying investment fund (see Table 2), reduced by the Separate Account Mortality and Expense Risk Charge; they do not reflect policy surrender charges or other policy charges. If policy charges were deducted, the rates would be lower. In most states, the policy first became available on February 8, 1999. However, many of the investment funds were established before this date. Therefore, some of the rates shown below reflect periods before the policy first became available. Results for periods less than one year are the percentage change over the periods. Results for periods of one year and longer are in terms of effective annual compounded rates. These rates are intended to indicate the change in the division’s accumulation unit value over the stated period of time.

Because of ongoing market volatility, rates of return may be subject to substantial short-term fluctuations. Current rates may be lower than the rates shown below in the table. The rates of return shown are not necessarily indicative of future performance; actual rates may be higher or lower than those shown. As a result, an investment may later be worth more or less than the original amount invested. More-recent performance information, available on-line at www.massmutual.com, is updated monthly.

Separate Account Division (Inception Date of the underlying Fund)	1 Year		5 Years	10 Years	Since Inception

American Century VP Income & Growth (10/30/97)	(11.17%	)	—	—	11.73%

Deutsche VIT Small Cap Index [1,8] (8/22/97)	(4.42%	)	—	—	4.70%

Fidelity® VIP II Contrafund® (1/3/95)	(7.17%	)	17.26%	—	20.67%

Goldman Sachs Capital Growth [2,8] (4/30/98)	(8.50%	)	—	—	10.59%

Janus Aspen Capital Appreciation (5/1/97)	(18.73%	)	—	—	31.00%

Janus Aspen Worldwide Growth [2,8] (9/13/93)	(16.22%	)	22.47%	—	21.73%

MML Blend (2/3/84)	(0.53%	)	8.53%	10.69%	11.32%

MML Equity [3] (9/15/71)	2.31%		11.63%	13.37%	13.06%

MML Equity Index [4] (5/1/97)	(9.98%	)	—	—	15.37%

MML Growth Equity [8] (5/3/99)	(7.09%	)	—	—	11.88%

MML Managed Bond (12/16/81)	10.64%		5.46%	7.40%	9.06%

MML Money Market [5] (12/16/81) (7-day yield [6] 5.31%)	5.48%		4.67%	4.22%	5.95%

MML Small Cap Growth Equity [1,8] (5/3/99)	(14.42%	)	—	—	23.20%

MML Small Cap Value Equity [1] (6/1/98)	13.08%		—	—	(2.18%	)

Oppenheimer Aggressive Growth (8/15/86)	(11.79%	)	19.16%	20.66%	16.20%

Oppenheimer Bond [8] (4/3/85)	5.55%		4.47%	7.03%	8.14%

Oppenheimer Capital Appreciation (4/3/85)	(0.78%	)	22.14%	18.90%	15.84%

Oppenheimer Global Securities [2] (11/12/90)	4.54%		21.79%	15.21%	15.03%

Oppenheimer High Income [8] (4/30/86)	(4.29%	)	4.87%	11.17%	9.98%

Oppenheimer Main Street® Growth & Income (7/5/95)	(9.33%	)	14.78%	—	18.10%

Oppenheimer Strategic Bond (5/3/93)	2.08%		5.21%	—	5.16%

T. Rowe Price Mid-Cap Growth (12/31/96)	6.86%		—	—	17.28%

Templeton International Securities [2,7,8] (5/1/92)	(2.93%	)	12.56%	—	12.51%

1 Investments in small-size companies generally carry greater risk than is customarily associated with larger, more established companies for various reasons such as narrower markets, limited financial resources, susceptibility to steeper stock price fluctuations and less liquid stock.

2 There are special risks associated with international investing such as differences in accounting practices, political changes, and currency fluctuations. These risks are heightened in emerging markets.

3 Although the MML Equity Fund commenced operations 9/15/71, the information necessary to calculate returns is available only for 1974 and later years.

4 Performance for MML Equity Index reflects a blended figure, combining: (a) for periods prior to Class II inception on 5/1/00, historical results of Class I Shares; and (b) beginning 5/1/00, Class II results reflecting a lower fee structure.

5 An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or by any other federal agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

6 The yield quotation more closely reflects the current earnings of the money market division than the total return quotation. It is an annualized rate based on results over the last seven days of the period.

7 Performance for Templeton International Securities Fund reflects a blended figure, combining: (a) for periods prior to Class 2 inception on 5/1/97, historical results of Class 1 shares; and (b) beginning 5/1/97, Class 2 results reflecting an additional 12b-1 fee expense that also affects future performance. Performance prior to 5/1/00 merger reflects the historical performance of the Templeton International Fund.

8 These divisions were added to the policy 5/1/00.
2
Appendix C

TABLE 2

Average Annual Total Return Rates – Investment Funds
As of December 31, 2000

Average Annual Total Return Rates for each fund are the actual historical rates and are determined by calculating what a $1 investment in the fund would have earned over the stated period of time. They are net of all fund management fees and other operating expenses. Results for periods less than one year are the percentage change over the periods. Results for periods of one year and longer are in terms of effective annual compounded rates. These rates do not reflect Separate Account Mortality and Expense Risk Charges or policy charges. If these charges were deducted, the rates would be lower.

Because of ongoing market volatility, rates of return may be subject to substantial short-term fluctuations. Current rates may be lower than the rates shown below in the table. The rates of return shown are not necessarily indicative of future performance; actual rates may be higher or lower than those shown. As a result, an investment may later be worth more or less than the original amount invested. More-recent performance information, available on-line at www.massmutual.com, is updated monthly.

Investment Fund (Inception Date)	1 Year		5 Years	10 Years	Since Inception

American Century’s VP Income & Growth Fund (10/30/97)	(10.62%	)	—	—	12.28%

Deutsche’s VIT Small Cap Index Fund [1,8] (8/22/97)	(3.87%	)	—	—	5.25%

Fidelity’s® VIP II Contrafund® Portfolio (Initial Class) (1/3/95)	(6.62%	)	17.81%	—	21.22%

Goldman Sachs VIT Capital Growth Fund [2,8] (4/30/98)	(7.98%	)	—	—	11.14%

Janus Aspen’s Capital Appreciation Portfolio (5/1/97)	(18.18%	)	—	—	31.55%

Janus Aspen’s Worldwide Growth Portfolio [2,8] (9/13/93)	(15.67%	)	23.02%	—	22.28%

MML Blend Fund (2/3/84)	0.02%		9.08%	11.24%	11.87%

MML Equity Fund [3] (9/15/71)	2.86%		12.18%	13.92%	13.61%

MML Equity Index Fund (Class II) [4] (5/1/97)	(9.43%	)	—	—	15.92%

MML Growth Equity Fund [8] (5/3/99)	(6.54%	)	—	—	12.43%

MML Managed Bond Fund (12/16/81)	11.19%		6.01%	7.95%	9.61%

MML Money Market Fund [5] (12/16/81) (7-day yield [6] 6.24%)	6.03%		5.22%	4.77%	6.50%

MML Small Cap Growth Equity Fund [1,8] (5/3/99)	(13.87%	)	—	—	23.75%

MML Small Cap Value Equity Fund [1] (6/1/98)	13.63%		—	—	(1.63%	)

Oppenheimer Aggressive Growth Fund/VA (8/15/86)	(11.24%	)	19.71%	21.21%	16.75%

Oppenheimer Bond Fund/VA [8] (4/3/85)	6.10%		5.02%	7.58%	8.69%

Oppenheimer Capital Appreciation Fund/VA (4/3/85)	(0.23%	)	22.69%	19.45%	16.39%

Oppenheimer Global Securities Fund/VA [2] (11/12/90)	5.09%		22.34%	15.76%	15.58%

Oppenheimer High Income Fund/VA [8] (4/30/86)	(3.74%	)	5.42%	11.72%	10.53%

Oppenheimer Main Street® Growth & Income Fund/VA (7/5/95)	(8.78%	)	15.33%	—	18.65%

Oppenheimer Strategic Bond Fund/VA (5/3/93)	2.63%		5.76%	—	5.71%

T. Rowe Price Mid-Cap Growth Portfolio (12/31/96)	7.41%		—	—	17.83%

Templeton International Securities Fund (Class 2) [2,7,8] (5/1/92)	(2.38%	)	13.11%	—	13.06%

1 Investments in small-size companies generally carry greater risk than is customarily associated with larger, more established companies for various reasons such as narrower markets, limited financial resources, susceptibility to steeper stock price fluctuations and less liquid stock.

2 There are special risks associated with international investing such as differences in accounting practices, political changes, and currency fluctuations. These risks are heightened in emerging markets.

3 Although the MML Equity Fund commenced operations 9/15/71, the information necessary to calculate returns is available only for 1974 and later years.

4 Performance for MML Equity Index Fund (Class II) reflects a blended figure, combining: (a) for periods prior to Class II inception on 5/1/00, historical results of Class I; and (b) beginning 5/1/00, Class II results reflecting a lower fee structure.

5 An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or by any other federal agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

6 The yield quotation more closely reflects the current earnings of a money market fund than the total return quotation. It is an annualized rate based on results over the last seven days of the period.

7 Performance for Templeton International Securities Fund reflects a blended figure, combining: (a) for periods prior to Class 2 inception on 5/1/97, historical results of Class 1 shares; and (b) beginning 5/1/97, Class 2 results reflecting an additional 12b-1 fee expense that also affects future performance. Performance prior to 5/1/00 merger reflects the historical performance of the Templeton International Fund.

8 These funds were added to the policy 5/1/00.
Appendix C

Appendix D

Directors of Massachusetts Mutual Life Insurance Company

Name, Position, Business Address	Principal Occupation(s) During Past Five Years

Roger G. Ackerman, Director One Riverfront Plaza, HQE 2 Corning, NY 14831	Corning, Inc. Chairman (since 2001) Chairman and Chief Executive Officer (1996-2000) President and Chief Operating Officer (1990-1996)

James R. Birle, Director 2 Soundview Drive Greenwich, CT 06836	Resolute Partners, LLC Chairman (since 1997), Founder (1994) President (1994-1997)

Gene Chao, Director 733 SW Vista Avenue Portland, OR 97205	Computer Projections, Inc. Chairman, President and CEO (1991-2000)

Patricia Diaz Dennis, Director 175 East Houston, Room 5-A-50 San Antonio, TX 78205	SBC Communications Inc. Senior Vice President—Regulatory and Public Affairs (since 1998) Senior Vice President and Assistant General Counsel (1995-1998)

Anthony Downs, Director 1775 Massachusetts Ave., N.W. Washington, DC 20036-2188	The Brookings Institution Senior Fellow (since 1977)

James L. Dunlap, Director 2514 Westgate Houston, TX 77019	Ocean Energy, Inc. Vice Chairman (1998-1999) United Meridian Corporation President and Chief Operating Officer (1996-1998) Texaco, Inc. Senior Vice President (1987-1996)

William B. Ellis, Director 31 Pound Foolish Lane Glastonbury, CT 06033	Yale University School of Forestry and Environmental Studies Senior Fellow (since 1995) Northeast Utilities Chairman of the Board (1993-1995) and Chief Executive Officer (1983-1993)

Robert M. Furek, Director c/o Shipman & Goodwin One American Row Hartford, CT 06103	Resolute Partners LLC Partner (since 1997) State Board of Trustees for the Hartford School System Chairman (1997-2000) Heublein, Inc. President and Chief Executive Officer (1987-1996)

Appendix D

Name, Position, Business Address	Principal Occupation(s) During Past Five Years

Charles K. Gifford, Director 100 Federal Street, 26th Floor Boston, MA 02110	FleetBoston Financial
    President and Chief Operating Officer (since 1999)
BankBoston, N.A.
    Chairman and Chief Executive Officer (1996-1999)
    President (1989-1996)
BankBoston Corporation
    Chairman (1998-1999) and Chief Executive Officer (1995-1999)
President (1989-1996)

William N. Griggs, Director One State Street, 9th Floor New York, NY 10004	Griggs & Santow, Inc. Managing Director (since 1983)

Sheldon B. Lubar, Director 700 North Water Street, Suite 1200 Milwaukee, WI 53202	Lubar & Co. Incorporated Chairman (since 1977)

William B. Marx, Jr., Director 5 Peacock Lane Village of Golf, FL 33436-5299	Lucent Technologies Senior Executive Vice President (1996-1996) AT&T Multimedia Products Group Executive Vice President and CEO (1994-1996)

John F. Maypole, Director 55 Sandy Hook Road — North Sarasota, FL 34242	Peach State Real Estate Holding Company Managing Partner (since 1984)

Robert J. O’Connell, Director, Chairman, President and Chief Executive Officer 1295 State Street Springfield, MA 01111	MassMutual
    Chairman (since 2000), Director, President and Chief Executive
        Officer (since 1999)
American International Group, Inc.
    Senior Vice President (1991-1998)
AIG Life Companies
President and Chief Executive Officer (1991-1998)

Alfred M. Zeien, Director 300 Boylston Street, Apt. 1104 Boston, MA 02116	The Gillette Company Chairman and Chief Executive Officer (1991-1999)

2
Appendix D

Name, Position, Business Address	Principal Occupation(s) During Past Five Years

Executive Vice Presidents:

Susan A. Alfano 1295 State Street Springfield, MA 01111	MassMutual Executive Vice President (since 2001) Senior Vice President (1996-2001)

Lawrence V. Burkett, Jr. 1295 State Street Springfield, MA 01111	MassMutual Executive Vice President and General Counsel (since 1993)

Frederick Castellani 1295 State Street Springfield, MA 01111	MassMutual Executive Vice President (since 2001) Senior Vice President (1996-2001)

Howard Gunton 1295 State Street Springfield, MA 01111	MassMutual Executive Vice President & CFO (since 2001) Senior Vice President & CFO (1999-2001) AIG Life Insurance Co. Senior Vice President & CFO (1973-1999)

James E. Miller 1295 State Street Springfield, MA 01111	MassMutual Executive Vice President (since 1997 and 1987-1996) UniCare Life & Health Senior Vice President (1996-1997)

Christine M. Modie 1295 State Street Springfield, MA 01111	MassMutual
    Executive Vice President and Chief Information Officer
        (since 1999)
Travelers Insurance Company
    Senior Vice President and Chief Information Officer
        (1996-1999)
Aetna Life & Annuity
Vice President (1993-1996)

John V. Murphy 1295 State Street Springfield, MA 01111	OppenheimerFunds, Inc.
    President & Chief Operating Officer
    (since 2000)
MassMutual
    Executive Vice President (since 1997)
David L. Babson & Co., Inc.
    Executive Vice President and Chief Operating Officer
        (1995-1997)
Concert Capital Management, Inc.
Chief Operating Officer (1993-1995)

Stuart H. Reese 1295 State Street Springfield, MA 01111	David L. Babson and Co. Inc.
    President and Chief Executive Officer (since 1999)
MassMutual
    Executive Vice President and Chief Investment Officer
        (since 1999)
    Chief Executive Director-Investment Management (1997-1999)
Senior Vice President (1993-1997)

Matthew Winter 1295 State Street Springfield, MA 01111	MassMutual Executive Vice President (since 2001) Senior Vice President (1998-2001) Vice President (1996-1998)

Appendix D

Independent Auditors’ Report

The Board of Directors and Policyowners of
Massachusetts Mutual Life Insurance Company

We have audited the accompanying statement of Assets and Liabilities of each of the divisions of Massachusetts Mutual Variable Life Separate Account I –  Variable Universal Life Segment (“the Account”), as of December 31, 2000, the related statement of Operations for the year then ended and the statements of Changes in Net Assets for the year ended December 31, 2000 and for the period from February 8, 1999 (Commencement of Operations) through December 31, 1999. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2000 and 1999 by correspondence with investment companies. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial positions of the Account at December 31, 2000, the results of their operations for the year then ended and their changes in net assets for the year ended December 31, 2000 and for the period from February 8, 1999 (Commencement of Operations) through December 31, 1999 in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
February 15, 2001

Massachusetts Mutual Variable Life Separate Account I - Variable Universal Life Segment

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

	American Century VP Income & Growth Division	Deutsche VIT Small Cap Index Division	Fidelity VIP II Contrafund Division	Goldman Sachs Capital Growth Division	Janus Aspen Capital Appreciation Division	Janus Aspen Worldwide Growth Division	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Growth Equity Division	MML Managed Bond Division	MML Money Market Division

ASSETS

Investments
Number of shares (Note 2)	241,581	4,580	112,332	15,173	14,443	20,813	121,221	132,386	300,956	8,551	22,959	3,582,207

Identified cost (Note 3B)	$ 1,813,858	$ 50,822	$ 2,818,103	$ 200,651	$ 425,167	$ 833,337	$ 2,767,832	$ 4,820,659	$ 5,224,576	$ 102,741	$ 268,781	$ 3,582,207

Value (Note 3A)	$ 1,717,638	$ 50,841	$ 2,666,766	$ 183,446	$ 386,921	$ 769,658	$ 2,365,585	$ 4,541,054	$ 4,893,538	$ 86,781	$ 279,782	$ 3,582,207

Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	17,295
Receivable from Massachusetts Mutual Life Insurance Company	606	-	-	12,061	265	215	-	115	-	82	-	57,266

Total assets	1,718,244	50,841	2,666,766	195,507	387,186	769,873	2,365,585	4,541,169	4,893,538	86,863	279,782	3,656,768

LIABILITIES

Payable to Massachusetts Mutual Life Insurance Company	-	9	129	-	-	-	1,964	-	3,553	-	184	-

Net Assets	$ 1,718,244	$ 50,832	$ 2,666,637	$ 195,507	$ 387,186	$ 769,873	$ 2,363,621	$ 4,541,169	$ 4,889,985	$ 86,863	$ 279,598	$ 3,656,768

Net Assets
For variable life insurance policies	$ 1,718,244	$ 50,832	$ 2,666,637	$ 195,507	$ 387,186	$ 769,873	$ 2,363,621	$ 4,541,169	$ 4,889,985	$ 86,863	$ 279,598	$ 3,656,768

Accumulation Units (Note 7)
Policyowners	1,645,787	54,489	2,378,744	214,746	489,002	956,563	2,358,082	4,452,956	4,590,364	97,351	257,435	3,341,281

NET ASSET VALUE PER ACCUMULATION UNIT
December 31, 2000	$ 1.04	$ 0.93	$ 1.12	$ 0.91	$ 0.79	$ 0.80	$ 1.00	$ 1.02	$ 1.07	$ 0.89	$ 1.09	$ 1.09
December 31, 1999	1.17	-	1.21	-	-	-	1.01	1.00	1.18	-	0.98	1.04

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Variable Universal Life Segment

STATEMENT OF ASSETS AND LIABILITIES (Continued)
December 31, 2000

	MML Small Cap Growth Equity Division	MML Small Cap Value Equity Division	Oppenheimer Aggressive Growth Division		Oppenheimer Bond Division	Oppenheimer Capital Appreciation Division		Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer Main Street Growth & Income Division	Oppenheimer Strategic Bond Division	T. Rowe Price Mid-Cap Growth Division	Templeton International Securities Division

ASSETS

Investments
Number of shares (Note 2)	5,785	66,250	39,563		520	66,939		100,459	1,816	19,113	110,324	103,209	20,970

Identified cost (Note 3B)	$ 80,558	$ 574,410	$ 3,413,102		$ 5,746	$ 3,265,363		$ 3,128,858	$ 17,130	$ 428,519	$ 510,570	$ 1,855,974	$ 378,084

Value (Note 3A)	$ 70,563	$ 622,591	$ 2,799,865		$ 5,845	$ 3,121,380		$ 3,046,912	$ 16,839	$ 406,349	$ 517,420	$ 1,902,137	$ 391,516

Dividends receivable	-	-	-		-	-		-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	159	-	4,717		-	5,346		11,986	-	11,978	75	12,746	-

Total assets	70,722	622,591	2,804,582		5,845	3,126,726		3,058,898	16,839	418,327	517,495	1,914,883	391,516

LIABILITIES

Payable to MassMutual Life Insurance Company	-	651	-		6	-		-	1	-	-	-	127

NET ASSETS	$ 70,722	$ 621,940	$ 2,804,582		$ 5,839	$ 3,126,726		$ 3,058,898	$ 16,838	$ 418,327	$ 517,495	$ 1,914,883	$ 391,389

Net Assets

For variable life insurance policies	$ 70,722	$ 621,940	$ 2,804,582		$ 5,839	$ 3,126,726		$ 3,058,898	$ 16,838	$ 418,327	$ 517,495	$ 1,914,883	$ 391,389

Accumulation Units (Note 7)
Policyowners	82,647	522,758	1,777,639		5,528	2,321,399		1,875,162	17,281	463,692	493,537	1,436,459	381,242

NET ASSET VALUE PER ACCUMULATION UNIT
December 31, 2000	$ 0.86	$ 1.19	$ 1.58		$ 1.06	$ 1.35		$ 1.63	$ 0.97	$ 0.90	$ 1.05	$ 1.33	$ 1.03
December 31, 1999	-	1.05	1.79	*	-	1.36	†	1.56	-	-	1.03	1.25	-

*	Prior to August 30, 1999, the Oppenheimer Aggressive Growth Division was called the Oppenheimer Capital Appreciation Division.
†	Prior to August 30, 1999, the Oppenheimer Capital Appreciation Division was called the Oppenheimer Growth Division.

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Variable Universal Life Segment

STATEMENT OF OPERATIONS
For The Year Ended December 31, 2000

	American Century VP Income & Growth Division	*Deutsche VIT Small Cap Index Division	Fidelity VIP II Contrafund Division	*Goldman Sachs Capital Growth Division	*Janus Aspen Capital Appreciation Division	*Janus Aspen Worldwide Growth Division	MML Blend Division	MML Equity Division	MML Equity Index Division	*MML Growth Equity Division	MML Managed Bond Division	MML Money Market Division

Investment income

Dividends (Note 3B)	$ 4,998	$ 266	$ 103,506	$ 11,103	$ 2,320	$ 6,438	$ 392,747	$ 400,456	$ 37,680	$ 13,018	$ 10,969	$ 89,902

Expenses

Mortality and expense risk fees (Note 4)	6,587	61	8,718	128	476	624	8,109	17,342	12,042	72	970	8,155

Net investment income (loss) (Note 3C)	(1,589)	205	94,788	10,975	1,844	5,814	384,638	383,114	25,638	12,946	9,999	81,747

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C and 6)	2,681	(360)	(4,984)	(2,055)	(5,135)	(3,198)	(14,158)	(78,493)	68,713	(1,131)	480	-

Change in net unrealized appreciation/ depreciation of investments	(154,015)	19	(228,175)	(17,205)	(38,246)	(63,679)	(376,487)	(120,332)	(368,307)	(15,960)	12,086	-

Net gain (loss) on investments	(151,334)	(341)	(233,159)	(19,260)	(43,381)	(66,877)	(390,645)	(198,825)	(299,594)	(17,091)	12,566	-

Net increase (decrease) in net assets resulting from operations	$ (152,923)	$ (136)	$ (138,371)	$ (8,285)	$ (41,537)	$ (61,063)	$ (6,007)	$ 184,289	$ (273,956)	$ (4,145)	$ 22,565	$ 81,747

*	For the Period May 1, 2000, (Commencement of Operations) Through December 31, 2000.

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Variable Universal Life Segment

STATEMENT OF OPERATIONS (Continued)
For The Year Ended December 31, 2000

	*MML Small Cap Growth Equity Division	MML Small Cap Value Equity Division	Oppenheimer Aggressive Growth Division	*Oppenheimer Bond Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	*Oppenheimer High Income Division	*Oppenheimer Main Street Growth & Income Division	Oppenheimer Strategic Bond Division	T. Rowe Price Mid-Cap Growth Division	*Templeton International Securities Division

Investment income

Dividends (Note 3B)	$ 6,443	$ 4,980	$ 38,482	$ -	$ 78,528	$ 104,874	$ -	$ -	$ 5,779	$ 31,395	$ -

Expenses

Mortality and expense risk fees (Note 4)	78	2,016	10,432	6	10,805	7,815	26	432	1,662	5,806	139

Net investment income (loss) (Note 3C)	6,365	2,964	28,050	(6)	67,723	97,059	(26)	(432)	4,117	25,589	(139)

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C and 6)	(1,807)	3,810	47,996	7	54,344	27,744	(52)	(975)	(2,068)	14,921	(51)

Change in net unrealized appreciation/depreciation of investments	(9,996)	46,716	(773,562)	99	(277,555)	(152,455)	(292)	(22,170)	5,885	6,570	13,431

Net gain (loss) on investments	(11,803)	50,526	(725,566)	106	(223,211)	(124,711)	(344)	(23,145)	3,817	21,491	13,380

Net increase (decrease) in net assets resulting from operations	$ (5,438)	$ 53,490	$ (697,516)	$ 100	$ (155,488)	$ (27,652)	$ (370)	$ (23,577)	$ 7,934	$ 47,080	$ 13,241

*	For the Period May 1, 2000, (Commencement of Operations) Through December 31, 2000.

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Variable Universal Life Segment

STATEMENT OF CHANGES IN NET ASSETS
For The Year Ended December 31, 2000

	American Century VP Income & Growth Division	*Deutsche VIT Small Cap Index Division	Fidelity VIP II Contrafund Division	*Goldman Sachs Capital Growth Division	*Janus Aspen Capital Appreciation Division	*Janus Aspen Worldwide Growth Division	MML Blend Division	MML Equity Division	MML Equity Index Division	*MML Growth Equity Division	MML Managed Bond Division	MML Money Market Division

Increase (decrease) in net assets

Operations:

Net investment income (loss)	$ (1,589)	$ 205	$ 94,788	$ 10,975	$ 1,844	$ 5,814	$ 384,638	$ 383,114	$ 25,638	$ 12,946	$ 9,999	$ 81,747

Net realized gain (loss) on investments	2,681	(360)	(4,984)	(2,055)	(5,135)	(3,198)	(14,158)	(78,493)	68,713	(1,131)	480	-

Change in net unrealized appreciation/ depreciation of investments	(154,015)	19	(228,175)	(17,205)	(38,246)	(63,679)	(376,487)	(120,332)	(368,307)	(15,960)	12,086	-

Net increase (decrease) in net assets resulting from operations	(152,923)	(136)	(138,371)	(8,285)	(41,537)	(61,063)	(6,007)	184,289	(273,956)	(4,145)	22,565	81,747

Capital transactions: (Note 7)

Transfer of net premium	1,092,672	29,102	1,738,180	62,528	231,292	600,329	1,878,157	2,944,861	3,699,322	64,618	115,267	7,818,942

Transfer of surrender values	(164,280)	(1,986)	(260,956)	(4,011)	(20,489)	(22,372)	(157,474)	(437,984)	(289,590)	(3,745)	(24,580)	(271,625)

Transfer due to death benefits	-	-	-	-	-	-	-	-	-	-	-	-

Transfer due to policy loans, net of repayments	-	-	-	-	-	-	-	-	-	-	-	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	2,564	(543)	(190)	(718)	1,366	1,167	(2,697)	8,571	(2,871)	(197)	(2,865)	3,147

Withdrawal due to charges for administrative and insurance costs	(202,923)	(3,959)	(237,217)	(6,856)	(20,297)	(18,817)	(205,397)	(480,966)	(274,739)	(4,671)	(34,429)	(306,840)

Divisional transfers and transfers to (from) Guaranteed Principal Account	372,677	28,354	856,182	152,849	236,851	270,629	345,403	353,849	1,391,203	35,003	153,648	(4,206,190)

Net increase (decrease) in net assets resulting from capital transactions	1,100,710	50,968	2,095,999	203,792	428,723	830,936	1,857,992	2,388,331	4,523,325	91,008	207,041	3,037,434

Total increase (decrease)	947,787	50,832	1,957,628	195,507	387,186	769,873	1,851,985	2,572,620	4,249,369	86,863	229,606	3,119,181

NET ASSETS, at beginning of the period/year	770,457	-	709,009	-	-	-	511,636	1,968,549	640,616	-	49,992	537,587

NET ASSETS, at end of the year	$ 1,718,244	$ 50,832	$ 2,666,637	$ 195,507	$ 387,186	$ 769,873	$ 2,363,621	$ 4,541,169	$ 4,889,985	$ 86,863	$ 279,598	$ 3,656,768

*	For the Period May 1, 2000, (Commencement of Operations) Through December 31, 2000.

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Variable Universal Life Segment

STATEMENT OF CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2000

	*MML Small Cap Growth Equity Division	MML Small Cap Value Equity Division	Oppenheimer Aggressive Growth Division	*Oppenheimer Bond Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	*Oppenheimer High Income Division	*Oppenheimer Main Street Growth & Income Division	Oppenheimer Strategic Bond Division	T. Rowe Price Mid-Cap Growth Division	*Templeton International Securities Division

Increase (decrease) in net assets

Operations:

Net investment income (loss)	$ 6,365	$ 2,964	$ 28,050	$ (6)	$ 67,723	$ 97,059	$ (26)	$ (432)	$ 4,117	$ 25,589	$ (139)

Net realized gain (loss) on investments	(1,807)	3,810	47,996	7	54,344	27,744	(52)	(975)	(2,068)	$ 14,921	(51)

Change in net unrealized appreciation/ depreciation of investments	(9,996)	46,716	(773,562)	99	(277,555)	(152,455)	(292)	(22,170)	5,885	6,570	13,431

Net increase (decrease) in net assets resulting from operations	(5,438)	53,490	(697,516)	100	(155,488)	(27,652)	(370)	(23,577)	7,934	47,080	13,241

Capital transactions: (Note 7)

Transfer of net premium	47,022	396,479	2,469,334	4,987	2,120,019	2,193,771	5,354	249,906	195,866	1,315,352	330,792

Transfer of surrender values	(6,617)	(61,885)	(355,336)	(427)	(301,117)	(274,385)	(1,379)	(17,271)	(17,119)	(183,341)	(2,444)

Transfer due to death benefits	-	-	-	-	-	-	-	-	-	-	-

Transfer due to policy loans, net of repayments	-	-	-	-	-	-	-	-	-	-	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	(335)	(550)	816	6	(11,841)	(1,282)	37	95	(1,690)	(1,951)	171

Withdrawal due to charges for administrative and insurance costs	(5,409)	(42,320)	(341,247)	(655)	(394,542)	(287,070)	(1,316)	(15,733)	(35,662)	(190,149)	(2,523)

Divisional transfers and transfers to (from) Guaranteed Principal Account	41,499	135,810	1,072,702	1,828	1,071,149	1,060,029	14,512	224,907	314,573	537,966	52,152

Net increase (decrease) in net assets resulting from capital transactions	76,160	427,534	2,846,269	5,739	2,483,668	2,691,063	17,208	441,904	455,968	1,477,877	378,148

Total increase (decrease)	70,722	481,024	2,148,753	5,839	2,328,180	2,663,411	16,838	418,327	463,902	1,524,957	391,389

NET ASSETS, at beginning of the period/year	-	140,916	655,829	-	798,546	395,487	-	-	53,593	389,926	-

NET ASSETS, at end of the year	$ 70,722	$ 621,940	$ 2,804,582	$ 5,839	$ 3,126,726	$ 3,058,898	$ 16,838	$ 418,327	$ 517,495	$ 1,914,883	$ 391,389

*	For the Period May 1, 2000, (Commencement of Operations) Through December 31, 2000.

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Variable Universal Life Segment

STATEMENT OF CHANGES IN NET ASSETS
For The Period February 8, 1999 (Commencement of Operations) Through December 31, 1999

	American Century VP Income & Growth Division	Fidelity VIP II Contrafund Division	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	MML Small Cap Value Equity Division	Oppenheimer Aggressive Growth Division	*Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division	T. Rowe Price Mid-Cap Growth Division

Increase (decrease) in net assets

Operations:

Net investment income (loss)	$ (1,090)	$ (971)	$ 15,840	$ 55,337	$ 6,779	$ 1,314	$ 3,287	$ 899	$ (730)	$ (925)	$ (337)	$ (70)	$ 2,825

Net realized gain (loss) on investments	(146)	1,226	(1,072)	(13,543)	1,060	(172)	-	503	12,247	3,096	2,252	21	542

Change in net unrealized appreciation/ depreciation of investments	57,796	76,839	(25,760)	(159,273)	37,269	(1,084)	-	1,464	160,324	133,572	70,509	965	39,595

Net increase (decrease) in net assets resulting from operations	56,560	77,094	(10,992)	(117,479)	45,108	58	3,287	2,866	171,841	135,743	72,424	916	42,962

Capital transactions: (Note 8)

Transfer of net premium	521,735	498,201	377,774	1,059,847	419,704	45,581	846,592	96,583	281,691	585,850	208,244	37,402	223,787

Transfer to (from) Guaranteed Principal Account	242,129	204,114	204,460	1,255,714	253,437	13,007	(261,876)	57,533	252,956	173,683	164,657	23,924	161,026

Transfer of surrender values	(27,749)	(37,848)	(28,112)	(120,973)	(40,137)	(3,729)	(22,293)	(8,962)	(31,478)	(43,509)	(24,236)	(4,983)	(20,291)

Transfer due to death benefits	-	-	-	-	-	-	-	-	-	-	-	-	-

Transfer due to policy loans, net of repayments	-	-	-	-	-	-	-	-	-	-	-	-	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	5,510	1,290	128	28,556	1,682	(26)	1,005	(29)	11,281	3,530	1,103	(2)	498

Withdrawal due to charges for administrative and insurance costs	(27,728)	(33,842)	(31,622)	(137,116)	(39,178)	(4,899)	(29,128)	(7,075)	(30,462)	(56,751)	(26,705)	(3,664)	(18,056)

Divisional transfers	-	-	-	-	-	-	-	-	-	-	-	-	-

Net increase (decrease) in net assets resulting from capital transactions	713,897	631,915	522,628	2,086,028	595,508	49,934	534,300	138,050	483,988	662,803	323,063	52,677	346,964

Total increase (decrease)	770,457	709,009	511,636	1,968,549	640,616	49,992	537,587	140,916	655,829	798,546	395,487	53,593	389,926

NET ASSETS, at beginning of the period	-	-	-	-	-	-	-	-	-	-	-	-	-

NET ASSETS, at end of the year	$ 770,457	$ 709,009	$ 511,636	$ 1,968,549	$ 640,616	$ 49,992	$ 537,587	$ 140,916	$ 655,829	$ 798,546	$ 395,487	$ 53,593	$ 389,926

*
The Oppenheimer Capital Appreciation Division invests in the Oppenheimer Capital Appreciation Fund/VA. Prior to May 1, 1999, the Oppenheimer Capital Appreciation Fund/VA was called the Oppenheimer Growth Fund. Prior to August 30, 1999, the Oppenheimer Capital Appreciation Division was called the Oppenheimer Growth Division.

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Variable Universal Life Segment

Notes To Financial Statements

1.	HISTORY

Massachusetts Mutual Variable Life Separate Account I (“Separate Account I”) is a separate investment account established on July 13, 1988, by Massachusetts Mutual Life Insurance Company (“MassMutual”) in accordance with the provisions of Section 132G of Chapter 175 of the Massachusetts General Laws.

MassMutual maintains eleven segments within Separate Account I. The initial segment (“Variable Life Plus Segment”) is used exclusively for MassMutual’s flexible premium variable whole life insurance policy, known as Variable Life Plus.

On March 30, 1990, MassMutual established a second segment (“Large Case Variable Life Plus Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium variable whole life insurance policy with table of selected face amounts, known as Large Case Variable Life Plus.

On July 5, 1995, MassMutual established a third segment (“Strategic Variable Life Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium variable whole life insurance policy with table of selected face amounts, known as Strategic Variable Life®.

On July 24, 1995, MassMutual established a fourth segment (“Variable Life Select Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium variable whole life insurance policy, known as Variable Life Select.

On February 11, 1997, MassMutual established a fifth segment (“Strategic GVUL Segment”) within Separate Account I to be used exclusively for MassMutual’s group flexible premium adjustable life insurance policy with variable rider, known as Strategic Group Variable Universal Life.

On November 12, 1997, MassMutual established a sixth segment (“SVUL Segment”) within Separate Account I to be used exclusively for MassMutual’s survivorship flexible premium adjustable variable life insurance policy, known as Survivorship Variable Universal Life.

On November 12, 1997, MassMutual established a seventh segment (“VUL Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium adjustable variable life insurance policy, known as Variable Universal Life.

On July 13, 1998, MassMutual established an eighth segment (“Strategic Variable Life Plus Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium adjustable variable life insurance policy, known as Strategic Variable Life® Plus.

On November 23, 1999, MassMutual established a ninth segment (“SVUL II Segment”) within Separate Account I to be used exclusively for MassMutual’s new survivorship flexible premium adjustable variable life insurance policy, known as Survivorship Variable Universal Life II.

On November 20, 2000, MassMutual established a tenth segment (“VUL II Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium adjustable variable life insurance policy, known as Variable Universal Life II.

On November 20, 2000, MassMutual established an eleventh segment (“LVUL Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium adjustable variable life insurance policy, known as Leadership Variable Universal Life.

The Separate Account I operates as a registered unit investment trust pursuant to the Investment Company Act of 1940 (“the 1940 Act”).
Notes To Financial Statements (Continued)

2.	INVESTMENT OF VUL SEGMENT’S ASSETS

The VUL Segment consists of twenty-three divisions. Each division invests in corresponding shares of either the MML Series Investment Fund (“MML Trust”), Oppenheimer Variable Account Funds (“Oppenheimer Trust”), American Century Variable Portfolios, Inc. (“American Century”), T. Rowe Price Equity Series, Inc., (“T. Rowe Price”), Variable Insurance Products Fund II (“Fidelity’s VIP II”), Goldman Sachs Variable Insurance Trust (“Goldman Sachs VIT”), Janus Aspen Series (“Janus Aspen”), Franklin Templeton Variable Insurance Products Trust (“Franklin Templeton VIP Trust”) and Deutsche Asset Management VIT Funds (“Deutsche VIT Funds”). Prior to August 30, 1999, the Oppenheimer Aggressive Growth Division was called Oppenheimer Capital Appreciation Division and the Oppenheimer Capital Appreciation Division was called Oppenheimer Growth Division.

The MML Trust is an open-end, management investment company registered under the 1940 Act. Eight of its eleven separate series are available to the VUL Segment’s policyowners: MML Equity Fund, MML Money Market Fund, MML Managed Bond Fund, MML Blend Fund, MML Equity Index Fund (Class II Shares), MML Small Cap Value Equity Fund, MML Growth Equity Fund and the MML Small Cap Growth Equity Fund. MassMutual serves as investment manager of each of the MML Funds pursuant to an investment management agreement. David L. Babson and Company, Inc. (“Babson”) a controlled subsidiary of MassMutual, serves as the investment sub-adviser to the MML Equity Fund, MML Money Market Fund, MML Managed Bond Fund, MML Blend Fund and MML Small Cap Growth Equity Fund. MassMutual has also entered into an agreement with the Bankers Trust Company, doing business under the marketing name Deutsche Asset Management, Inc., to serve as the investment sub-adviser to the MML Equity Index Fund (Class II Shares). MassMutual has entered into an agreement with Massachusetts Financial Services Company, to serve as the investment sub-adviser to the MML Growth Equity Fund. MassMutual has retained J.P. Morgan Investment Management Company Inc. and Waddell & Reed Investment Management Company to serve as the investment sub-advisers to the MML Small Cap Growth Equity Fund.

Oppenheimer Trust is an open-end, diversified management investment company registered under the 1940 Act with seven of its Funds available to the VUL Segment’s policyowners: Oppenheimer Aggressive Growth Fund/VA, Oppenheimer Bond Fund/VA, Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Global Securities Fund/VA, Oppenheimer High Income Fund/VA, Oppenheimer Main Street® Growth & Income Fund/VA and the Oppenheimer Strategic Bond Fund/VA. OppenheimerFunds, Inc. a controlled subsidiary of MassMutual, serves as investment manager to the Oppenheimer Trust.

American Century is an open-end, diversified management investment company registered under the 1940 Act with one of its Funds available to the VUL Segment’s policyowners: American Century’s VP Income & Growth Fund. American Century Investment Management, Inc. is the investment adviser to the Fund.

T. Rowe Price is an open-end, diversified investment company registered under the 1940 Act with one of its series of shares available to the VUL Segment’s policyowners: T. Rowe Price Mid-Cap Growth Portfolio. T. Rowe Price Associates, Inc. is the investment adviser to the Portfolio.

Fidelity’s VIP II is an open-end, management investment company registered under the 1940 Act with one of its Portfolios available to the VUL Segment’s policyowners: the Fidelity’s VIP Contrafund® Portfolio (Initial Class). Fidelity Management & Research Company (“FMR”) is the investment manager to the Fidelity’s VIP Contrafund® Portfolio (Initial Class). Fidelity Management & Research (U.K.) Inc. and Fidelity Management & Research (Far East), Inc., serve as the sub-advisers to the Portfolios. Fidelity Investments Japan Limited (FIJ), in Tokyo, Japan, also serves as a sub-adviser for the Fund. Beginning January 1, 2001, FMR Co., Inc. (FMRC), serves as sub-adviser for the fund. FMRC will be primarily responsible for choosing investments for the fund. FMRC is a wholly owned subsidiary of FMR.

Goldman Sachs VIT is an open-end, management investment company with one of its separate series of shares available to the VUL Segment’s policyowners: Goldman Sachs VIT Capital Growth Fund. Goldman Sachs Asset Management, a separate operating division of Goldman Sachs & Co., serves as investment adviser to the Fund.

Janus Aspen is an open-end, management investment company registered under the 1940 Act with two of its separate series available to the VUL Segment’s policyowners: Janus Aspen Series Worldwide Growth Portfolio and Janus Aspen Series Capital Appreciation Portfolio. Janus Capital is the investment adviser to the Portfolios.

Notes To Financial Statements (Continued)

Franklin Templeton VIP Trust is an open-end, management investment company registered under the 1940 Act with one of its separate series available to the VUL Segment’s policyowners: Templeton International Securities Fund (Class 2 Shares). Templeton Investment Counsel, Inc. is the investment manager to the Fund.

Deutsche VIT Funds is an investment company registered under the 1940 Act with one of its separate series available to the VUL Segment’s policyowners: Deutsche VIT Small Cap Index. Bankers Trust Company, doing business under the marketing name Deutsche Asset Management, Inc., is the investment adviser to the Fund.

In addition to the twenty-three divisions, a policyowner may also allocate funds to the Guaranteed Principal Account (“GPA”), which is part of MassMutual’s general account. Because of exemptive and exclusionary provisions, interests in the GPA, are not registered under the Securities Act of 1933. Also, the general account is not registered as an investment company under the 1940 Act.

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed consistently by the VUL Segment in preparation of the financial statements in conformity with generally accepted accounting principles.

A. Investment Valuation

Investments in the MML Trust, the Oppenheimer Trust, American Century, T. Rowe Price, Fidelity’s VIP II, Goldman Sachs VIT, Janus Aspen, Franklin Templeton VIP Trust and Deutsche VIT Funds are each stated at market value, which is the net asset value of each of the respective underlying funds.

B. Accounting for Investments

Investment transactions are accounted for on trade date and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income is recorded on the ex-dividend date.

C. Federal Income Taxes

MassMutual is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. VUL Segment is part of MassMutual’s total operation and is not taxed separately. VUL Segment will not be taxed as a “regulated investment company” under Subchapter M of the Internal Revenue Code. Under existing federal law, no taxes are payable on investment income and realized capital gains of VUL Segment are credited to the policies. Accordingly, MassMutual does not intend to make any charge to VUL Segment divisions to provide for company income taxes. MassMutual may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to VUL Segment.

D. Policy Loan

When a policy loan is made, VUL Segment transfers the amount of the loan to MassMutual, thereby decreasing both the investments and net assets of VUL Segment by an equal amount. The interest rate charged on any loan is 5% per year or the policyowner may select an adjustable loan rate at the time of application. All loan repayments are allocated to the GPA.

The policyowner earns interest on the loaned value at a rate which is the greater of 3% or the policy loan rate less the loan interest rate expense charge.

E. Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Notes To Financial Statements (Continued)

4.	CHARGES

A premium expense charge is deducted from each premium payment made prior to the allocation of the payment to the Divisions of the VUL Segment of Separate Account I and the GPA. The charge is 5% of premium up to expense premium and 3% of premium over expense premium. The expense premium is based on the issue age, gender, and risk classification of the Insured.

Monthly charges will be deducted from the account value. The monthly charges are: (a) an administrative charge; (b) a face amount charge; (c) an insurance charge and (d) a rider charge for any additional benefits provided by rider.

Daily charges against the net asset value of the VUL Segment of Separate Account I will be assessed for mortality and expense risks. This charge is not deducted from the assets in the GPA. The current effective annual rate is 0.55%, on an annual basis, of daily net asset value of the VUL Segment of Separate Account I.

5.	SALES AGREEMENTS

MML Distributors, LLC (“MML Distributors”), a wholly owned subsidiary of MassMutual, serves as principal underwriter of the policies pursuant to an underwriting and servicing agreement to which MML Distributors, MassMutual and Separate Account I are parties. MML Investors Services, Inc. (“MMLISI”) serves as the co-underwriter of the policy. Both MML Distributors and MMLISI are registered with the Securities and Exchange Commission (the “SEC”) as broker-dealers under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc. (the “NASD”). MML Distributors may enter into selling agreements with other broker-dealers that are registered with the SEC and are members of the NASD in order to sell the policies.

Pursuant to the underwriting and servicing agreement, commissions or other fees due to registered representatives for selling and servicing the policies are paid by MassMutual on behalf of MML Distributors or MMLISI. MML Distributors and MMLISI also receive compensation for their activities as underwriters of the policy.

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS

For The Year Ended December 31, 2000	American Century VP Income & Growth Division	Deutsche VIT Small Cap Index Division	Fidelity VIP II Contrafund Division	Goldman Sachs Capital Growth Division	Janus Aspen Capital Appreciation Division	Janus Aspen Worldwide Growth Division	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Growth Equity Division	MML Managed Bond Division	MML Money Market Division

Cost of purchases	$ 1,296,633	$ 55,274	$ 2,302,834	$ 234,724	$ 485,701	$ 858,052	$ 2,396,062	$ 3,264,266	$ 6,408,181	$ 115,772	$ 389,377	$ 8,352,995
Proceeds from sales	(196,750)	(4,092)	(110,245)	(32,018)	(55,400)	(21,516)	(134,604)	(428,416)	(1,847,301)	(11,899)	(171,454)	(5,334,767)

For The Year Ended December 31, 2000 (Continued)	MML Small Cap Growth Equity Division	MML Small Cap Value Equity Division	Oppenheimer Aggressive Growth Division	Oppenheimer Bond Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer Main Street Growth & Income Division	Oppenheimer Strategic Bond Division	T. Rowe Price Mid-Cap Growth Division	Templeton International Securities Division

Cost of purchases	$ 94,367	$ 490,935	$ 2,987,389	$ 6,482	$ 2,815,017	$ 2,896,403	$ 20,750	$ 471,142	$ 518,858	$ 1,604,601	$ 380,376
Proceeds from sales	(12,002)	(58,698)	(115,990)	(742)	(267,614)	(118,503)	(3,568)	(41,648)	(56,712)	(112,140)	(2,241)

7.	NET INCREASE IN ACCUMULATION UNITS

For The Year Ended December 31, 2000	American Century VP Income & Growth Division	Deutsche VIT Small Cap Index Division	Fidelity VIP II Contrafund Division	Goldman Sachs Capital Growth Division	Janus Aspen Capital Appreciation Division	Janus Aspen Worldwide Growth Division	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Growth Equity Division	MML Managed Bond Division	MML Money Market Division

Units purchased	1,363,153	60,674	2,230,554	225,897	535,625	1,002,047	2,259,243	3,738,081	4,460,138	112,892	268,121	9,951,210
Units withdrawn	(373,396)	(6,185)	(439,160)	(11,151)	(46,623)	(45,484)	(408,920)	(1,259,754)	(411,131)	(15,541)	(61,585)	(7,127,998)

Net increase	989,757	54,489	1,791,394	214,746	489,002	956,563	1,850,323	2,478,327	4,049,007	97,351	206,536	2,823,212
Units, at beginning of the year	656,030	-	587,350	-	-	-	507,759	1,974,629	541,357	-	50,899	518,069

Units, at end of the year	1,645,787	54,489	2,378,744	214,746	489,002	956,563	2,358,082	4,452,956	4,590,364	97,351	257,435	3,341,281

For The Year Ended December 31, 2000 (Continued)	MML Small Cap Growth Equity Division	MML Small Cap Value Equity Division	Oppenheimer Aggressive Growth Division	Oppenheimer Bond Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer Main Street Growth & Income Division	Oppenheimer Strategic Bond Division	T. Rowe Price Mid-Cap Growth Division	Templeton International Securities Division

Units purchased	95,662	492,917	1,753,334	6,560	2,215,569	1,958,728	19,805	496,842	496,877	1,467,243	386,099
Units withdrawn	(13,015)	(104,016)	(342,650)	(1,032)	(482,444)	(336,952)	(2,524)	(33,150)	(55,511)	(343,262)	(4,857)

Net increase	82,647	388,901	1,410,684	5,528	1,733,125	1,621,776	17,281	463,692	441,366	1,123,981	381,242
Units, at beginning of the year	-	133,857	366,955	-	588,274	253,386	-	-	52,171	312,478	-

Units, at end of the year	82,647	522,758	1,777,639	5,528	2,321,399	1,875,162	17,281	463,692	493,537	1,436,459	381,242

Notes To Financial Statements (Continued)

For the Period February 8, 1999 (Commencement of Operations) through December 31, 1999	MML Equity Division	MML Money Market Division	MML Managed Bond Division	MML Blend Division	MML Equity Index Division	MML Small Cap Value Equity Division	Oppenheimer Aggressive Growth Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division	American Century VP Income & Growth Division	T. Rowe Price Mid-Cap Growth Division	Fidelity VIP II Contrafund Division

Units purchased	2,070,666	1,434,208	56,404	523,195	507,658	142,166	358,729	585,079	223,042	54,087	617,395	265,517	577,111

Units withdrawn	(252,855)	(49,971)	(8,810)	(59,230)	(72,796)	(15,393)	(46,662)	(89,249)	(41,072)	(8,572)	(50,951)	(34,771)	(66,712)

Interdivisional transfer and transfers from (to) GPA	156,818	(866,168)	3,305	43,794	106,495	7,084	54,888	92,444	71,416	6,656	89,586	81,732	76,951

Net increase	1,974,629	518,069	50,899	507,759	541,357	133,857	366,955	588,274	253,386	52,171	656,030	312,478	587,350

Units, at beginning of the period	-	-	-	-	-	-	-	-	-	-	-	-	-

Units, at end of the year	1,974,629	518,069	50,899	507,759	541,357	133,857	366,955	588,274	253,386	52,171	656,030	312,478	587,350

Report of Independent Auditors

To the Board of Directors and Policyholders of
Massachusetts Mutual Life Insurance Company

We have audited the accompanying statutory statements of financial position of Massachusetts Mutual Life Insurance Company (the “Company”) as of December 31, 2000 and 1999, and the related statutory statements of income, changes in policyholders’ contingency reserves, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. The statutory financial statements of the Company for the year ended December 31, 1998 were audited by other auditors. Their report, dated February 25, 1999, expressed an opinion that those statements were not fairly presented in conformity with accounting principles generally accepted in the United States of America; however, such report also expressed an unqualified opinion on those financial statements’ conformity with the statutory basis of accounting described in Note 1 to the financial statements.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 1 to the financial statements, the Company has prepared these statutory financial statements using statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matters discussed in the preceding paragraph, the 2000 and 1999 statutory financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of Massachusetts Mutual Life Insurance Company as of December 31, 2000 and 1999, or the results of its operations or its cash flows for the years then ended.

In our opinion, the 2000 and 1999 statutory financial statements referred to above present fairly, in all material respects, the financial position of Massachusetts Mutual Life Insurance Company at December 31, 2000 and 1999, and the results of its operations and its cash flows for the years then ended on the statutory basis of accounting described in Note 1.

DELOITTE & TOUCHE LLP

Hartford, Connecticut
February 8, 2001

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,
	2000	1999
	(In Millions)
Assets:

Bonds	$25,212.5	$24,598.4
Common stocks	486.8	393.1
Mortgage loans	6,949.5	6,540.8
Real estate	2,017.0	2,138.8
Other investments	2,842.8	2,418.2
Policy loans	5,727.1	5,466.9
Cash and short-term investments	2,292.4	1,785.8

Total invested assets	45,528.1	43,342.0
Other assets	1,436.3	1,330.7

	46,964.4	44,672.7
Separate account assets	18,820.6	20,453.0

Total assets	$65,785.0	$65,125.7

See Notes to Statutory Financial Statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF FINANCIAL POSITION, Continued

	December 31,
	2000	1999
	(In Millions)
Liabilities:

Policyholders’ reserves and funds	$39,117.3	$37,191.6
Policyholders’ dividends	1,130.3	1,070.8
Policyholders’ claims and other benefits	333.5	328.8
Federal income taxes	740.2	734.3
Asset valuation and other investment reserves	892.6	993.9
Other liabilities	915.8	943.0

	43,129.7	41,262.4

Separate account liabilities	18,819.7	20,452.0

Total liabilities	61,949.4	61,714.4

Policyholders’ contingency reserves	3,835.6	3,411.3

Total liabilities and policyholders’ contingency reserves	$65,785.0	$65,125.7

See Notes to Statutory Financial Statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF INCOME

	Years Ended December 31,
	2000	1999	1998
	(In Millions)
Revenue:

Premium income	$ 9,902.5	$ 7,630.3	$ 7,482.2
Net investment income	3,313.6	3,075.8	2,956.8
Fees and other income	(70.7)	184.3	154.0

Total revenue	13,145.4	10,890.4	10,593.0

Benefits and expenses:

Policyholders’ benefits and payments	9,238.4	7,294.0	5,873.9
Addition to policyholders’ reserves and funds	1,160.2	1,127.6	2,299.6
Operating expenses	451.5	450.7	509.5
Commissions	324.4	281.8	299.3
State taxes, licenses and fees	85.8	82.4	88.1

Total benefits and expenses	11,260.3	9,236.5	9,070.4

Net gain before federal income taxes and dividends	1,885.1	1,653.9	1,522.6

Federal income taxes	147.2	160.9	199.3

Net gain from operations before dividends	1,737.9	1,493.0	1,323.3

Dividends to policyholders	1,086.2	1,031.0	982.9

Net gain from operations	651.7	462.0	340.4

Net realized capital gain	93.2	5.4	25.4

Net income	$ 744.9	$ 467.4	$ 365.8

See Notes to Statutory Financial Statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF CHANGES IN POLICYHOLDERS’ CONTINGENCY RESERVES

	Years Ended December 31,
	2000	1999	1998
	(In Millions)

Policyholders’ contingency reserves, beginning of year	$3,411.3	$3,188.8	$2,873.3

Increases (decreases) due to:

Net income	744.9	467.4	365.8
Net unrealized capital gains (losses)	(321.7)	(201.7)	17.4
Change in asset valuation and other investment reserves	101.3	59.5	(81.0)
Change in non-admitted assets	(100.3)	(11.2)	4.0
Change in prior year policyholders’ reserves	(0.2)	(13.0)	8.6
Benefit plan enhancements	–	(78.9)	–
Other	0.3	0.4	0.7

	424.3	222.5	315.5

Policyholders’ contingency reserves, end of year	$3,835.6	$3,411.3	$3,188.8

See Notes to Statutory Financial Statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2000	1999	1998
	(In Millions)
Operating activities:

Net income	$ 744.9	$ 467.4	$ 365.8
Addition to policyholders’ reserves, funds and policy benefits, net of transfers to separate accounts	1,930.4	1,911.0	1,472.8
Net realized capital gain	(93.2)	(5.4)	(25.4)
Other changes	(42.7)	(220.2)	15.4

Net cash provided by operating activities	2,539.4	2,152.8	1,828.6

Investing activities:

Loans and purchases of investments	(14,177.4)	(14,180.3)	(15,981.2)
Sales and maturities of investments and receipts from repayment of loans	12,144.6	12,690.0	13,334.7

Net cash used in investing activities	(2,032.8)	(1,490.3)	(2,646.5)

Increase (decrease) in cash and short-term investments	506.6	662.5	(817.9)

Cash and short-term investments, beginning of year	1,785.8	1,123.3	1,941.2

Cash and short-term investments, end of year	$ 2,292.4	$ 1,785.8	$ 1,123.3

See Notes to Statutory Financial Statements.

Notes To Statutory Financial Statements

Massachusetts Mutual Life Insurance Company (the “Company”) is a mutual life insurance company and as such has no shareholders. The Company’s primary business is individual life insurance, annuity and disability income products distributed primarily through career agents. The Company also provides either directly or through its subsidiaries a wide range of pension products and services, as well as investment services to individuals, corporations and institutions in all 50 states of the United States of America and the District of Columbia.

1. SUMMARY OF ACCOUNTING PRACTICES

The accompanying statutory financial statements have been prepared in conformity with the statutory accounting practices, except as to form, of the National Association of Insurance Commissioners (“NAIC”) and the accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and are different in some respects from financial statements prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”). The more significant differences are as follows: (a) acquisition costs, such as commissions and other costs directly related to acquiring new business, are charged to current operations as incurred, whereas GAAP would capitalize these expenses and recognize them over the life of the policies; (b) statutory policy reserves are based upon the commissioners reserve valuation methods and statutory mortality, morbidity and interest assumptions, whereas GAAP reserves would generally be based upon net level premium and estimated gross margin methods and appropriately conservative estimates of future mortality, morbidity and interest assumptions; (c) bonds are generally carried at amortized cost, whereas GAAP generally reports them at fair value; (d) deferred income taxes are not provided for book-tax temporary differences as would be provided by GAAP; (e) payments received for universal and variable life products, variable annuities and investment related products are reported as premium income and changes in reserves, whereas under GAAP, these payments would be recorded as deposits to policyholders’ account balances; (f) majority owned subsidiaries are accounted for using the equity method, whereas GAAP would consolidate these entities; and (g) surplus notes are reported in policyholders’ contingency reserves, whereas GAAP would report them as liabilities.

In March 1998, the NAIC adopted the Codification of Statutory Accounting Principles (“Codification”). Codification provides a comprehensive guide of statutory accounting principles for use by insurers in the United States of America and is effective January 1, 2001. The effect of adopting Codification will be reported as an adjustment to policyholders’ contingency reserves on the effective date. The Company has initially estimated the impact on surplus as of January 1, 2001 to be an increase of approximately $119.0 million. Included in this total adjustment to policyholders’ contingency reserves is the non-admission of the prepaid pension asset, the change in accounting for certain investments, and the admission of net deferred tax assets. The Company believes that it has made a reasonable estimate based upon its interpretation of the principles outlined in Codification. However, future clarification of these principles by the Commonwealth of Massachusetts Division of Insurance or the NAIC may have a material impact on these estimates.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, as well as disclosures of contingent assets and liabilities. Management must also make estimates and assumptions that affect the amounts of revenues and expenses during the reporting period. Future events, including changes in the levels of mortality, morbidity, interest rates, persistency and asset valuations, could cause actual results to differ from the estimates used in the financial statements.

Certain 1999 balances have been reclassified to conform to current year presentation.

The following is a description of the Company’s principal accounting policies and practices.

a. Investments

Bonds and stocks are valued in accordance with rules established by the NAIC. Generally, bonds are valued at amortized cost, using the interest method, preferred stocks in good standing at cost, and common stocks at fair value with unrealized gains and losses included in policyholders’ contingency reserves.

Mortgage loans are valued at unpaid principal net of unamortized premium or discount. The Company discontinues the accrual of interest on mortgage loans which are delinquent more than 90 days or when collection is uncertain. Real estate is valued at cost less accumulated depreciation, impairments and mortgage encumbrances. Encumbrances totaled $50.0 million in 2000 and $50.8 million in 1999. Depreciation on investment real estate is calculated using the straight-line and constant yield methods.

Notes to Statutory Financial Statements, Continued

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy.

Short-term investments are stated at amortized cost.

Investments in unconsolidated subsidiaries and affiliates, joint ventures and other forms of partnerships are included in other investments on the Statutory Statements of Financial Position and are accounted for using the equity method. During 2000 and 1999, the Company contributed additional paid-in capital of $210.0 million and $125.0 million respectively, to unconsolidated subsidiaries.

In compliance with regulatory requirements, the Company maintains an Asset Valuation Reserve (“AVR”) and an Interest Maintenance Reserve (“IMR”). The AVR and other investment reserves stabilize the policyholders’ contingency reserves against fluctuations in the value of stocks, as well as declines in the value of bonds, mortgage loans and real estate investments. The IMR defers after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed income investments and interest related hedging activities. These interest rate related gains and losses are amortized into net investment income using the grouped method over the remaining life of the investment sold or over the remaining life of the underlying asset. Net realized after tax capital losses of $66.7 million in 2000 and $29.2 million in 1999 and net realized after tax capital gains of $189.1 million in 1998 were deferred into the IMR. Amortization of the IMR into net investment income amounted to $42.0 million in 2000, $52.0 million in 1999, and $40.3 million in 1998.

Realized capital gains and losses, less taxes, not includable in the IMR, are recognized in net income. Realized capital gains and losses are determined using the specific identification method. Unrealized capital gains and losses are recorded as a change in policyholders’ contingency reserves.

b. Separate Accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of pension, variable annuity and variable life insurance contractholders. The Company receives administrative and investment advisory fees from these accounts. Separate accounts reflect two categories of risk assumption: non-guaranteed separate accounts for which the contractholder assumes the investment risk, and guaranteed separate accounts for which the Company contractually guarantees a minimum return to the contractholder. Assets consist principally of marketable securities reported at fair value. Premiums, benefits and expenses of the separate accounts are reported in the Statutory Statements of Income. Investment income and realized and unrealized gains and losses on the assets of separate accounts accrue directly to contractholders and, accordingly, are not reflected in the Statutory Statement of Income.

c. Non-admitted Assets

Assets designated as “non-admitted” include furniture, certain equipment and other receivables and are excluded from the Statutory Statements of Financial Position by an adjustment to policyholders’ contingency reserves.

d. Policyholders’ Reserves and Funds

Policyholders’ reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium and the Commissioners’ Reserve Valuation Method bases using the American Experience and the 1941, 1958 and 1980 Commissioners’ Standard Ordinary mortality tables with assumed interest rates ranging from 2.50 to 6.75 percent.

Reserves for individual annuities, guaranteed investment contracts and deposit administration and immediate participation guarantee contracts are based on accepted actuarial methods principally at interest rates ranging from 2.25 to 11.25 percent.

Disability income policy reserves are generally calculated using the two-year preliminary term, net level premium and fixed net premium methods, and various morbidity tables with assumed interest rates ranging from 2.50 to 5.50 percent.

Notes to Statutory Financial Statements, Continued

e. Premium and Related Expense Recognition

Life insurance premium revenue is recognized annually on the anniversary date of the policy. Annuity premium is recognized when received. Disability income premiums are recognized as revenue when due. Commissions and other costs related to issuance of new policies, and policy maintenance and settlement costs are charged to current operations when incurred.

f.  Policyholders’ Dividends

The Board of Directors annually approves dividends to be paid in the following year. These dividends are allocated to reflect the relative contribution of each group of policies to policyholders’ contingency reserves and consider investment and mortality experience, expenses and federal income tax charges. The liability for policyholders’ dividends is the estimated amount of dividends to be paid during the following calendar year.

g. Cash and Short-term Investments

The Company considers all highly liquid investments purchased with a maturity of twelve months or less to be short-term investments.

h. Policyholders’ Contingency Reserves

Policyholders’ contingency reserves represent surplus of the Company as reported to regulatory authorities and are intended to protect policyholders against possible adverse experience.

2. SURPLUS NOTES

The Company issued surplus notes of $100.0 million at 7.5 percent and $250.0 million at 7.625 percent in 1994 and 1993, respectively. These notes are unsecured and subordinate to all present and future indebtedness of the Company, policy claims and prior claims against the Company as provided by the Massachusetts General Laws. Issuance was approved by the Commissioner of Insurance of the Commonwealth of Massachusetts (“the Commissioner”).

All payments of interest and principal are subject to the prior approval of the Commissioner. Anticipated sinking fund payments are due as follows: $62.5 million in 2021, $87.5 million in 2022, $150.0 million in 2023 and $50.0 million in 2024.

Interest on the notes issued in 1994 is scheduled to be paid on March 1 and September 1 of each year, to holders of record on the preceding February 15 or August 15, respectively. Interest on the notes issued in 1993 is scheduled to be paid on May 15 and November 15 of each year, to holders of record on the preceding May 1 or November 1, respectively. Interest expense is not recorded until approval for payment is received from the Commissioner. Interest of $26.6 million was approved and paid in 2000, 1999 and 1998.

The proceeds of the notes, less a $6.7 million reserve in 1999 for contingencies associated with the issuance of the notes, are recorded as a component of the Company’s policyholders’ contingency reserves as permitted by the Commonwealth of Massachusetts Division of Insurance. The 1999 surplus note contingency reserve is included in asset valuation and other investment reserves on the Statutory Statements of Financial Position.

3. BENEFIT PLANS

The Company provides multiple benefit plans to employees, agents and retirees, including retirement plans and life and health benefits.

Retirement Plans

On June 1, 1999, the Company converted its two non-contributory defined benefit plans into a cash balance pension plan. The cash balance pension plan covers substantially all of its employees. Benefits are expressed as an account balance which is increased with pay credits and interest credits. Prior to June 1, 1999, the Company offered two non-contributory defined benefit plans covering substantially all of its employees. One plan included active employees and retirees previously employed by Connecticut Mutual Life Insurance Company (“Connecticut Mutual”) which merged with MassMutual in 1996; the other plan included all other eligible employees and retirees. Benefits were based on the employees’ years of service, compensation during the last five years of employment and estimated social security retirement benefits.

The Company accounts for these plans following Financial Accounting Standards Board Statement No. 87, “Employers’ Accounting for Pensions.” Accordingly, as permitted by the Commonwealth of Massachusetts Division of Insurance, the Company has recognized a pension asset of $283.4 million and $214.4 million at December 31, 2000 and 1999, respectively. The expense credited to operations for this plan is $58.6 million, $53.5 million and $52.5 million for 2000, 1999 and 1998, respectively. Company policy is to fund pension costs in accordance with the requirements of the Employee Retirement Income Security Act of 1974 and, based on such requirements, no funding was required for the years ended December 31, 2000 and 1999. The assets of the plans are invested in the Company’s general and separate accounts.

The Company also has defined contribution plans for employees and agents. The Company funds the plans by matching employee contributions, subject to statutory limits. Company contributions and related earnings are vested based on years of service using a graduated vesting schedule. In 1999, the Company changed its vesting schedule to 40 percent after one year of service, 80 percent after two years of service and 100 percent after three years of service.

During 1999, the Company offered an early retirement program to employees over the age of 50 with more than 10 years of service. Employees that elected this program received enhanced benefits that included an additional five years of credited service and an additional five years of attained age. Additionally, a 25% cash bonus was offered for those electing a lump sum settlement of their benefit. Employee pension benefits, including the early retirement program enhancements, are paid directly from plan assets. The Company recorded a $78.9 million reduction to Policyholders’ Contingency Reserves in 1999, as a result of these benefit plan enhancements.

Life and Health

Life and health insurance benefits are provided to employees and agents through group insurance contracts. Substantially all of the Company’s employees and agents may become eligible for continuation of certain of these benefits if they retire as active employees or agents of the Company. The Company adopted the NAIC accounting standard for post retirement life and health benefit costs, requiring these benefits to be accounted for using the accrual method for employees and agents eligible to retire and current retirees. The initial transition obligation of $137.9 million is being amortized over twenty years through 2012. At December 31, 2000 and 1999, the net unfunded accumulated benefit obligation was $166.8 million and $168.7 million, respectively, for employees and agents eligible to retire or currently retired and $29.5 million and $31.0 million, respectively, for participants not eligible to retire.

The status of the defined benefit plans as of December 31 is as follows:

	Retirement		Life and Health
	2000	1999	2000	1999
	(In Millions)
Accumulated benefit obligation at December 31	$ 822.8	$ 777.8	$ 185.4	$ 189.1
Fair value of plan assets at December 31	1,072.6	1,120.9	18.6	20.4

Funded status	$ 249.8	$ 343.1	$(166.8)	$(168.7)

Notes to Statutory Financial Statements, Continued

The following rates were used in determining the actuarial present value of the accumulated benefit obligations.

	Retirement		Life and Health
	2000	1999	2000	1999
Discount rate	7.50%	7.50%	7.50%	7.50%
Increase in future compensation levels	4.00%	4.00%	5.00%	5.00%
Long-term rate of return on assets	10.00%	9.00-10.00%	6.75%	6.75%
Assumed increases in medical cost rates in the first year	–	–	9.00%	9.00%
declining to	–	–	5.00%	5.00%
Within	–	–	5 years	5 years

A one percent increase in the annual assumed inflation rate of medical costs would increase the 2000 accumulated post retirement benefit liability and benefit expense by $9.8 million and $1.2 million, respectively. A one percent decrease in the annual assumed inflation rate of medical costs would decrease the 2000 accumulated post retirement benefit liability and benefit expense by $8.9 million and $1.1 million, respectively.

The net expense charged to operations for all employee benefit plans was $15.8 million in 2000, $28.9 million in 1999 and $32.1 million in 1998.

4. FEDERAL INCOME TAXES

Provision for federal income taxes is based upon the Company’s estimate of its tax liability. No deferred tax effect is recognized for temporary differences that may exist between financial reporting and taxable income. Accordingly, the reporting of miscellaneous temporary differences, such as reserves and policy acquisition costs, and of permanent differences such as equity tax, resulted in effective tax rates which differ from the statutory tax rate.

The Company plans to file its 2000 federal income tax return on a consolidated basis with its eligible life insurance affiliates and its non-life affiliates. The Company and its eligible life affiliates and non-life affiliates are subject to a written tax allocation agreement, which allocates the group’s consolidated tax liability for payment purposes. Generally, the agreement provides that group members shall be compensated for the use of their losses and credits by other group members.

The Internal Revenue Service has completed examining the Company’s income tax returns through the year 1994 for Massachusetts Mutual and 1995 for Connecticut Mutual. The Internal Revenue Service is currently examining Massachusetts Mutual for the years 1995 through 1997 and Connecticut Mutual for its pre-merger 1996 tax year. The Company believes adjustments which may result from such examinations will not materially affect its financial position.

Components of the formula authorized by the Internal Revenue Service for determining deductible policyholder dividends have not been finalized for 2000 or 1999. The Company records the estimated effects of anticipated revisions in the Statutory Statements of Income.

Federal tax payments were $223.6 million in 2000, $82.5 million in 1999 and $152.4 million in 1998.

5. INVESTMENTS

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment. In the normal course of business, the Company enters into commitments to purchase certain investments. At December 31, 2000, the Company has outstanding commitments to purchase privately placed securities, mortgage loans and real estate, which totaled $964.9 million, $394.0 million and $722.7 million, respectively.

Notes to Statutory Financial Statements, Continued

a. Bonds

The carrying value and estimated fair value of bonds are as follows:

	December 31, 2000
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(In Millions)
U. S. Treasury securities and obligations of U. S. government corporations and agencies	$ 3,486.0	$ 68.9	$ 0.1	$ 3,554.8
Debt securities issued by foreign governments	42.8	0.3	2.3	40.8
Mortgage-backed securities	3,819.4	1.4	–	3,820.8
State and local governments	81.7	3.6	–	85.3
Corporate debt securities	14,690.8	46.0	145.6	14,591.2
Utilities	915.0	5.8	2.5	918.3
Affiliates	2,176.8	3.0	–	2,179.8

TOTAL	$25,212.5	$129.0	$150.5	$25,191.0

	December 31, 1999
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(In Millions)
U. S. Treasury securities and obligations of U. S. government corporations and agencies	$ 3,870.8	$105.8	$ 99.9	$ 3,876.7
Debt securities issued by foreign governments	24.2	1.6	0.1	25.7
Mortgage-backed securities	3,468.5	64.8	93.5	3,439.8
State and local governments	295.7	12.9	11.1	297.5
Corporate debt securities	14,393.3	277.2	507.0	14,163.5
Utilities	801.6	36.7	18.5	819.8
Affiliates	1,744.3	3.9	2.9	1,745.3

TOTAL	$24,598.4	$502.9	$733.0	$24,368.3

The carrying value and estimated fair value of bonds at December 31, 2000, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

	Carrying Value	Estimated Fair Value
	(In Millions)
Due in one year or less	$ 463.9	$ 463.7
Due after one year through five years	5,676.9	5,643.7
Due after five years through ten years	9,141.9	9,096.3
Due after ten years	3,345.6	3,401.7

	18,628.3	18,605.4
Mortgage-backed securities, including securities guaranteed by the U. S. government	6,584.2	6,585.6

TOTAL	$25,212.5	$25,191.0

Proceeds from sales of investments in bonds were $7,417.1 million during 2000, $10,621.2 million during 1999 and $11,663.4 million during 1998. Gross capital gains of $180.7 million in 2000, $103.3 million in 1999 and $331.8 million in 1998 and gross capital losses of $99.4 million in 2000, $132.0 million in 1999 and $47.3 million in 1998 were realized on those sales, portions of which were deferred into the IMR.

Notes to Statutory Financial Statements, Continued

b. Common Stocks

Common stocks had a cost of $486.7 million in 2000 and $325.0 million in 1999. Proceeds from sales of common stocks were $398.1 million during 2000, $302.3 million during 1999 and $296.8 million during 1998. Gross capital gains of $87.7 million in 2000, $65.8 million in 1999 and $78.0 million in 1998 and gross capital losses of $34.1 million in 2000, $16.2 million in 1999 and $16.3 million in 1998 were realized on these sales. Gross unrealized gains of $96.8 million in 2000 and $121.8 million in 1999 and gross unrealized losses of $96.7 million in 2000 and $60.5 million in 1999 were reported for these investments.

c. Mortgages

The Company had restructured loans with book values of $35.1 million and $81.1 million at December 31, 2000 and 1999, respectively. These loans typically have been modified to defer a portion of the contractual interest payments to future periods. Interest deferred to future periods was immaterial in 2000, 1999 and 1998.

At December 31, 2000, scheduled commercial mortgage loan maturities were as follows: 2001—$196.2 million; 2002—$479.7 million; 2003—$427.6 million; 2004—$321.3 million; 2005—$630.6 million and $3,627.3 million thereafter.

d. Other

The carrying value of investments which were non-income producing for the preceding twelve months was $113.5 million and $18.8 million at December 31, 2000 and 1999, respectively.

6. PORTFOLIO RISK MANAGEMENT

The Company uses common derivative financial instruments to manage its investment risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. These financial instruments described below are not recorded in the financial statements, unless otherwise noted. The Company does not hold or issue these financial instruments for trading purposes.

The notional amounts described do not represent amounts exchanged by the parties and, thus, are not a measure of the exposure of the Company. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices or financial or other indexes.

The Company utilizes interest rate swap agreements, options, and purchased caps and floors to reduce interest rate exposures arising from mismatches between assets and liabilities and to modify portfolio profiles to manage other risks. Under interest rate swaps, the Company agrees to an exchange, at specified intervals, between streams of variable rate and fixed rate interest payments calculated by reference to an agreed upon notional principal amount. Gains and losses realized on the termination of contracts are deferred and amortized through the IMR over the remaining life of the associated contract. Net amounts receivable and payable are accrued as adjustments to net investment income and included in other assets on the Statutory Statements of Financial Position. At December 31, 2000 and 1999, the Company had swaps with notional amounts of $10,314.5 million and $9,403.5 million, respectively.

Options grant the purchaser the right to buy or sell a security or enter into a derivative transaction at a stated price within a stated period. The Company’s option contracts have terms of up to fifteen years. The amounts paid for options purchased are amortized into net investment income over the life of the contract on a straight-line basis. Unamortized costs are included in other investments on the Statutory Statements of Financial Position. Gains and losses on these contracts are recorded at the expiration or termination date and are deferred and amortized through the IMR over the remaining life of the option contract. At December 31, 2000 and 1999, the Company had option contracts with notional amounts of $10,089.8 million and $11,825.5 million, respectively. The Company’s credit risk exposure was limited to the unamortized costs of $69.6 million and $76.9 million at December 31, 2000 and 1999, respectively.

Notes to Statutory Financial Statements, Continued

Interest rate cap agreements grant the purchaser the right to receive the excess of a referenced interest rate over a stated rate calculated by reference to an agreed upon notional amount. Interest rate floor agreements grant the purchaser the right to receive the excess of a stated rate over a referenced interest rate calculated by reference to an agreed upon notional amount. Amounts paid for interest rate caps and floors are amortized into net investment income over the life of the asset on a straight-line basis. Unamortized costs are included in other investments on the Statutory Statements of Financial Position. Amounts receivable and payable are accrued as adjustments to net investment income and included in the Statutory Statements of Financial Position as other assets. Gains and losses on these contracts, including any unamortized cost, are recognized upon termination and are deferred and amortized through the IMR over the remaining life of the associated cap or floor agreement. At December 31, 2000 and 1999, the Company had agreements with notional amounts of $2,883.0 million and $3,264.2 million, respectively. The Company’s credit risk exposure on these agreements is limited to the unamortized costs of $7.9 million and $11.1 million at December 31, 2000 and 1999, respectively.

The Company enters into forward U.S. Treasury, Government National Mortgage Association (“GNMA”) and Federal National Mortgage Association (“FNMA”) commitments for the purpose of managing interest rate exposure. The Company generally does not take delivery on forward commitments. These commitments are instead settled with offsetting transactions. Gains and losses on forward commitments are recorded when the commitment is closed and deferred and amortized through the IMR over the remaining life of the asset. At December 31, 2000 and 1999, the Company had U. S. Treasury, GNMA and FNMA purchase commitments which will settle during the following year with contractual amounts of $412.3 million and $175.1 million, respectively.

The Company enters into financial futures contracts for the purpose of managing interest rate exposure. The Company’s futures contracts are exchange traded with minimal credit risk. Margin requirements are met with the deposit of securities. Futures contracts are generally settled with offsetting transactions. Gains and losses on these contracts are recorded when the contract is closed and amortized through the IMR over the remaining life of the underlying asset. As of December 31, 2000, the Company had entered into financial futures contracts with contractual amounts of $992.8 million. At December 31, 1999, the Company did not have any open financial futures contracts.

The Company utilizes certain other agreements to reduce exposures to various risks. Notional amounts relating to these agreements totaled $1,002.2 million and $582.6 million at December 31, 2000 and 1999, respectively.

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. This exposure is limited to contracts with a positive fair value. The amounts at risk in a net gain position were $548.3 million and $59.9 million at December 31, 2000 and 1999, respectively. The Company monitors exposure to ensure counterparties are credit worthy and concentration of exposure is minimized. Additionally, collateral positions are obtained with counterparties when considered prudent.

Notes to Statutory Financial Statements, Continued

7. FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair values are based on quoted market prices, when available. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. These valuation techniques require management to develop a significant number of assumptions, including discount rates and estimates of future cash flow. Derived fair value estimates cannot be substantiated by comparison to independent markets or to disclosures by other companies with similar financial instruments. These fair value disclosures may not represent the amount that could be realized in immediate settlement of the financial instrument. The following table summarizes the carrying value and fair values of the Company’s financial instruments at December 31, 2000 and 1999.

	2000		1999
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(In Millions)
Financial assets:
Bonds	$25,212.5	$25,191.0	$24,598.4	$24,368.3
Common stocks	486.8	486.8	393.1	393.1
Preferred stocks	135.8	137.1	117.9	115.6
Mortgage loans	6,949.5	7,081.0	6,540.8	6,410.6
Policy loans	5,727.1	5,727.1	5,466.9	5,466.9
Cash & short-term investments	2,292.4	2,292.4	1,785.8	1,785.8

Financial liabilities:
Investment type insurance contracts	8,436.9	8,290.3	8,016.4	7,621.9

Off-balance sheet financial instruments:
Interest rate swap agreements	–	409.1	–	(137.3)
Financial options	69.6	89.3	76.9	73.8
Interest rate caps & floors	7.9	17.7	11.1	4.8
Forward commitments	–	413.6	–	174.1
Other	(5.9)	11.5	–	(20.3)

The following methods and assumptions were used in estimating fair value disclosures for financial instruments:

Bonds, common and preferred stocks: The estimated fair value of bonds and stocks is based on quoted market prices when available. If quoted market prices are not available, fair values are determined by the Company using a pricing matrix.

Mortgage loans: The estimated fair value of mortgage loans is determined from a pricing matrix for performing loans and the estimated underlying real estate value for non-performing loans.

Policy loans, cash and short-term investments: Fair values for these instruments approximate the carrying amounts reported in the Statutory Statements of Financial Position.

Investment-type insurance contracts: The estimated fair value for liabilities under investment-type insurance contracts are determined by discounted cash flow projections.

Off-balance sheet financial instruments: The fair values for off-balance sheet financial instruments are based upon market prices or prices obtained from brokers.

8. RELATED PARTY TRANSACTIONS

The Company has management and service contracts or cost sharing arrangements with various subsidiaries and affiliates whereby the Company, for a fee, will furnish a subsidiary or affiliate, as required, operating facilities, human resources, computer software development and managerial services. Fees earned under the terms of the contracts or arrangements were $241.7 million, $241.9 million, and $205.0 million for 2000, 1999 and 1998, respectively.

Various subsidiaries and affiliates provide investment advisory services for the Company. Total fees for such services were $98.8 million, $43.9 million and $40.6 million for 2000, 1999, and 1998, respectively.

Notes to Statutory Financial Statements, Continued

The Company has reinsurance agreements with its subsidiaries, C.M. Life Insurance Company and MML Bay State Life Insurance Company, including stop-loss and modified coinsurance agreements on life insurance products. Total premiums assumed on these agreements were $358.3 million in 2000, $39.2 million in 1999 and $41.3 million in 1998. Total policyholder benefits assumed on these agreements were $47.6 million in 2000, $43.8 million in 1999 and $40.6 million in 1998.

9. INVESTMENTS IN UNCONSOLIDATED SUBSIDIARIES

MassMutual has two primary insurance subsidiaries, C.M. Life Insurance Company (“C.M. Life”), which primarily writes variable annuities and universal and variable life insurance, and MML Bay State Life Insurance Company (“MML Bay State”), which primarily writes variable life and annuity business. The Company’s wholly-owned non-insurance subsidiary MassMutual Holding Company, Inc. (“MMHC”) owns subsidiaries which include retail and institutional asset management, registered broker dealer and international life and annuity operations.

The Company accounts for the value of its investments in subsidiaries at their underlying net equity. Net investment income is recorded by the Company to the extent that dividends are declared by the subsidiaries. During 2000 and 1999, the Company received $132.9 million and $100.0 million in dividends from MMHC, respectively. Operating results, less dividends declared, for such subsidiaries are reflected as net unrealized capital gains in the Statutory Statements of Changes in Policyholders’ Contingency Reserves. In the normal course of business, the Company provides specified guarantees and funding to its subsidiaries, including contributions, if needed, to C.M. Life and MML Bay State to meet regulatory capital requirements. At December 31, 2000, the Company had approximately $500.0 million of outstanding funding commitments and a $500.0 million support agreement related to credit facilities. The Company holds debt issued by MMHC and its subsidiaries of $2,034.8 million and $1,625.6 million at December 31, 2000 and 1999, respectively.

Below is summarized financial information for the unconsolidated subsidiaries as of December 31 and for the year then ended:

	2000	1999
	(In Millions)
Domestic life insurance subsidiaries:
Total revenue	$3,355.9	$1,587.3
Net loss	(5.5)	(26.1)
Assets	8,738.3	5,961.0
Liabilities	8,419.5	5,697.1

Other subsidiaries
Total revenue	$1,607.2	$1,278.9
Net income	72.4	106.7
Assets	4,992.2	3,541.8
Liabilities	4,119.6	2,847.2

10. REINSURANCE

The Company enters into reinsurance agreements with other insurance companies in the normal course of business. Premiums, benefits to policyholders and provisions for future benefits are stated net of reinsurance. The Company remains liable to the insured for the payment of benefits if the reinsurer cannot meet its obligations under the reinsurance agreements. Total premiums ceded were $160.2 million in 2000, $141.7 million in 1999 and $183.9 million in 1998.

11. BUSINESS RISKS AND CONTINGENCIES

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position, results of operations or liquidity.

Notes to Statutory Financial Statements, Continued

The Company is involved in litigation arising in and out of the normal course of business, including class action and purported class action suits which seek both compensatory and punitive damages. While the Company is not aware of any actions or allegations which should reasonably give rise to any material adverse effect, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect its financial position, results of operations or liquidity.

12. SUBSIDIARIES AND AFFILIATED COMPANIES

A summary of ownership and relationship of the Company and its subsidiaries and affiliated companies as of December 31, 2000, is illustrated below. The Company provides management or advisory services to these companies. Subsidiaries are wholly-owned, except as noted.

Parent
Massachusetts Mutual Life Insurance Company

Subsidiaries of Massachusetts Mutual Life Insurance Company
CM Assurance Company
CM Benefit Insurance Company
C.M. Life Insurance Company
MassMutual Holding Company
MassMutual Mortgage Finance, LLC
The MassMutual Trust Company
MML Bay State Life Insurance Company
MML Distributors, LLC
Persumma Financial, LLC – 77.84%

Subsidiaries of MassMutual Holding Company
CM Property Management, Inc.
G.R. Phelps & Co., Inc.
HYP Management, Inc.
MassMutual Assignment Company
MassMutual Benefits Management, Inc.
MassMutual Funding, LLC
MassMutual Holding MSC, Inc.
MassMutual Holding Trust I
MassMutual International, Inc.
MMHC Investments, Inc.
MML Investor Services, Inc.
MML Realty Management Corporation
Urban Properties, Inc.

Subsidiaries of MassMutual Holding Trust I
Antares Capital Corporation – 80.0%
Cornerstone Real Estate Advisers, Inc.
DLB Acquisition Corporation – 98.0%
Oppenheimer Acquisition Corporation – 92.34%
Notes to Statutory Financial Statements, Continued

Subsidiaries of MassMutual International, Inc.
MassLife Seguros de Vida S. A. – 99.9%
MassMutual Asia, Limited
MassMutual (Bermuda) Ltd.
MassMutual Internacional (Argentina) S.A. – 99.9%
MassMutual International (Bermuda) Ltd.
MassMutual Internacional (Chile) S. A. – 92.5%
MassMutual International (Luxembourg) S. A. – 99.9%

Subsidiaries of MassMutual Holding MSC, Inc.
MassMutual Corporate Value Limited – 41.75%
9048-5434 Quebec, Inc.
1279342 Ontario Limited

Subsidiary of MMHC Investment, Inc.
MassMutual/Darby CBO LLC

Affiliates of Massachusetts Mutual Life Insurance Company
MML Series Investment Fund
MassMutual Institutional Funds

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission (the “Commission”) such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

RULE 484 UNDERTAKING

Article V of the Bylaws of MassMutual provide for indemnification of directors and officers as follows:

Article V.	Subject to limitations of law, the Company shall indemnify:

	(a)	each director, officer or employee;

	(b)	any individual who serves at the request of the Company as Secretary, a director, board member, committee member, officer or employee of any organization or any separate investment account; or

	(c)	any individual who serves in any capacity with respect to any employee benefit plan; from and against all loss, liability and expense imposed upon or incurred by such person in connection with any action, claim or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened, by reason of any alleged act, omission or otherwise while serving in any such capacity.

Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives. Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

		(1)	any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

		(2)	any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

		(3)	any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any of such paragraphs.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

REPRESENTATION UNDER SECTION 26(e)(2)(A) OF
THE INVESTMENT COMPANY ACT OF 1940

Massachusetts Mutual Life Insurance Company hereby represents that the fees and charges deducted under the flexible premium variable universal life insurance policies described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Massachusetts Mutual Life Insurance Company.

CONTENTS OF POST-EFFECTIVE AMENDMENT No. 3

This Registration Statement is comprised of the following documents:

The Facing Sheet.

Cross-Reference to items required by Form N-8B-2

The Prospectus consisting of 79 pages.

The Undertaking to File Reports.

The Undertaking pursuant to Rule 484 under the Securities Act of 1933.

Representation under Section 26(e)(2)(a) of the Investment Company Act of 1940.

The Signatures.

Written Consents of the Following Persons:

	1.	Deloitte & Touche LLP, independent auditors;
	2.	Counsel opining as to the legality of securities being registered;
	3.	Opinion and consent of Craig Waddington, FSA, MAAA, opining as to actuarial matters contained in the Registration Statement.

The following Exhibits:

99.	The following Exhibits correspond to those required by Paragraph A of the instructions as to Exhibits in Form N-8B-2:

A.	1.	a.	Form of Certificate of the Resolution of the Board of Directors establishing the Separate Account[l]

		b.	Form of Certificate of the Resolution of the Board establishing the VUL segment of the Separate Account.[2]

	2.	Not Applicable.

	3.	Form of Distribution Agreements:
		a.	Form of Distribution Servicing Agreement between MML Distributors, LLC and MassMutual.[3]
		b.	Form of Co-Underwriting Agreement between MML Investors Services, Inc. and MassMutual.[3]
	4.	Not Applicable.
	5.	Form of Flexible Premium Adjustable Variable Life Policy.[4]
	6.	a.	Certificate of Incorporation of MassMutual.[1]
		b.	By-Laws of MassMutual.[l]
	7.	Not Applicable.
	8.	Form of Participation Agreement.
		a.	Oppenheimer Variable Account Fund[1]
		b.	Variable Insurance Products Fund II5
		c.	T. Rowe Price Equity Series, Inc.[6]
		d.	American Century Variable Portfolios, Inc.[5]

		e.	Janus Aspen Series[10]

		f.	BT Insurance Funds[10]
		g.	Goldman Sachs Variable Insurance Trust[6]
		h.	Templeton Variable Product Series Fundl0
	9.	Not Applicable.
	10.	Form of Application for a Flexible Premium Adjustable Variable Life insurance policy.[4]
	11.	SEC Procedures Memorandum describing MassMutual issuance, transfer, and redemption procedures for the Policy.
99.B.	Opinion and Consent of Counsel as to the legality of the securities being registered.
99.C.	No financial statement will be omitted from the Prospectus pursuant to Instruction l(b) or (c) of Part I.
99.D.	Not Applicable.
99.E.	Consent of Deloitte & Touche LLP
99.F.	Opinion and consent of Craig Waddington, FSA, MAAA, as to actuarial matters pertaining to the securities being registered.
99.G.	1.	a.	Powers of Attorney[l]
		b.	Power of Attorney for Roger G. Ackerman[7]
		C.	Power of Attorney for Robert J. O’Connell[8]
		d.	Power of Attorney for Howard Gunton[9]
27	Not Applicable

l Incorporated by reference to Registration Statement No. 333-22557 as an exhibit filed with the Commission on February 28, 1997.
2 Incorporated by reference to the Initial Registration Statement No. 333-49475 as an exhibit filed with the Commission effective April 6, 1998.
3 Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement No. 33-89798 as an exhibit filed with the Commission effective May 1, 1997.
4 Incorporated by reference to Initial Registration Statement No. 333-49457 as an exhibit filed with the Commission on April 6, 1998.
5 Incorporated by reference to Pre-Effective Amendment No. 2 to SVUL Registration Statement No. 333-41657 as an exhibit filed with the Commission on May 26, 1998.
6 Incorporated by reference to the Initial Registration Statement No. 333-65887 filed with the Commission as an exhibit on October 20, 1998.
7 Incorporated by reference to the Pre-Effective Amendment No. 1 to Registration Statement No. 333-45039 filed with the Commission on Form N-4 as an exhibit on June 4, 1998.
8 Incorporated by reference to the Pre-Effective Amendment No. 1 to Registration Statement No. 333-95845 filed on Form N-4 with the Commission as an exhibit on August 1, 2000.
9 Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-88503 filed with the Commission as an exhibit on January 20, 2000.
10 Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-80991 filed with the Commission on September 20, 1999.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Massachusetts Mutual Variable Life Separate Account I, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 3 to Registration Statement No. 333-49475 pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Post-Effective Amendment No. 3 to Registration Statement No. 333-49475 to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Springfield and the Commonwealth of Massachusetts, on the 23rd day of April, 2001.

MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
(Depositor)

By: /s/ Robert J. O’Connell*
Robert J. O’Connell, President, Chief Executive Officer and Chairman of the Board
Massachusetts Mutual Life Insurance Company

/s/ Richard M. Howe *Richard M. Howe	on April 23, 2001, as Attorney-in-Fact pursuant to powers of attorney incorporated by reference.

As required by the Securities Act of 1933, this Post-Effective Amendment No. 3 to Registration Statement No. 333-49475 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Robert J. O’Connell*	President and Chief Executive Officer,	April 23, 2001
Robert J. O’Connell	Director and Chairman of the Board
/s/ Howard Gunton*	Executive Vice President and	April 23, 2001
Howard Gunton	and Chief Financial Officer
/s/ Roger G. Ackerman*	Director	April 23, 2001
Roger G. Ackerman
/s/ James R. Birle*	Director	April 23, 2001
James R. Birle
/s/ Gene Chao*	Director	April 23, 2001
Gene Chao, Ph.D.
/s/ Patricia Diaz Dennis*	Director	April 23, 2001
Patricia Diaz Dennis
/s/ Anthony Downs*	Director	April 23, 2001
Anthony Downs
/s/ James L. Dunlap*	Director	April 23, 2001
James L. Dunlap
/s/ William B. Ellis*	Director	April 23, 2001
William B. Ellis, Ph.D.
/s/ Robert M. Furek*	Director	April 23, 2001
Robert M. Furek
/s/ Charles K. Gifford*	Director	April 23, 2001
Charles K. Gifford
/s/ William N. Griggs*	Director	April 23, 2001
William N. Griggs
/s/ Sheldon B. Lubar*	Director	April 23, 2001
Sheldon B. Lubar
/s/ William B. Marx, Jr. *	Director	April 23, 2001
William B. Marx, Jr.
/s/ John F. Maypole*	Director	April 23, 2001
John F. Maypole
/s/ Alfred M. Zeien*	Director	April 23, 2001
Alfred M. Zeien
/s/ Richard M. Howe	on April 23, 2001, as Attorney-in-Fact pursuant to powers of attorney
*Richard M. Howe	incorporated by reference.

EXHIBIT LIST

99.A.11.	SEC Procedures Memorandum for VLI, VL Plus, VLS, SVUL, SVUL II, VUL, VUL II, and LVUL.

99.B.	Form of Opinion and Consent of Richard M. Howe, Esq. as to the legality of the securities being registered.

99.E.	Consents of Deloitte & Touche LLP as independent auditors.

99.F.	Form of Opinion and Consent of Craig Waddington, FSA, MAAA, as to actuarial matters pertaining to the securities being registered.